                                             Registration Statement No. 33-73466
                                                                        811-8242

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 4

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 4

                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES
                  --------------------------------------------
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                         -------------------------------
                               (Name of Depositor)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
              ----------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 277-0111

                                ERNEST J. WRIGHT
                                    Secretary
                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  __________________

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b) of Rule 485.
-----
  X  on May 1, 1997 pursuant to paragraph (b) of Rule 485.
-----
     60 days after filing pursuant to paragraph (a)(1) of Rule 485.
-----
     on ___________ pursuant to paragraph (a)(1) of Rule 485.
-----

If appropriate, check the following box:

_____this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant hereby declares that an indefinite amount of Variable Annuity Contract units was registered under the Securities Act of 1933. A Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 28, 1997.

                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES

                              Cross-Reference Sheet

                                    Form N-4

Item
No.                                            Caption in Prospectus
---                                            ---------------------
 1.  Cover Page                                Prospectus
 2.  Definitions                               Glossary of Special Terms
 3.  Synopsis                                  Prospectus Summary
 4.  Condensed Financial Information           Condensed Financial Information
 5.  General Description of Registrant,        The Insurance Company; The Separate
       Depositor, and Portfolio Companies          Account and the Underlying Funds
 6.  Deductions                                Charges and Deductions; Distribution of
                                                   Variable Annuity Contracts
 7.  General Description of Variable           The Contract
       Annuity Contracts
 8.  Annuity Period                            The Annuity Period
 9.  Death Benefit                             Death Benefit
10.  Purchases and Contract Value              The Contract; Distribution of Variable Annuity
                                                   Contract
11.  Redemptions                               Surrenders and Redemptions
12.  Taxes                                     Federal Tax Considerations
13.  Legal Proceedings                         Legal Proceedings and Opinions
14.  Table of Contents of Statement            Appendix C - Contents of the Statement
     of Additional Information                     of Additional Information



                                               Caption in Statement of Additional
                                               Information
                                               ----------------------------------
15.  Cover Page                                Cover Page
16.  Table of Contents                         Table of Contents
17.  General Information and History           The Insurance Company
18.  Services                                  Principal Underwriter; Distribution and
                                                   Management Agreement
19.  Purchase of Securities Being Offered      Valuation of Assets
20.  Underwriters                              Principal Underwriter
21.  Calculation of Performance Data           Performance Information
22.  Annuity Payments                          Not Applicable
23.  Financial Statements                      Financial Statements

                                     PART A

                      Information Required in a Prospectus

                       TRAVELERS VINTAGE VARIABLE ANNUITY


                                CONTRACT PROFILE

                                  MAY 1, 1997


THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH IS ATTACHED TO THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY. THE TERMS "WE," "US", "OUR" AND THE "COMPANY" REFER TO TRAVELERS INSURANCE COMPANY. "YOU" AND "YOUR" REFER TO THE CONTRACT OWNER.



1. THE VARIABLE ANNUITY CONTRACT. The Contract offered by Travelers Insurance Company is a variable annuity that is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed income options. Generally, an individual Contract will be issued; however in some states, a group Contract may be issued, and you will receive a Certificate. For convenience, we refer to both Contracts and Certificates as "Contracts." Under a tax-qualified Contract, you can make one or more payments, as you choose, on a tax-deferred basis. Under a non tax-qualified Contract, you can make one or more payments with after-tax dollars. You direct your payment(s) to one or more of the variable funding options listed in Section 4 and/or to the Fixed Account. We guarantee money directed to the Fixed Account as to principal and interest. The initial interest rate is guaranteed for a one-year period. After that, interest is declared each calendar quarter by the Company. The variable funding options are designed to produce a higher rate of return than the Fixed Account, however, this is not guaranteed. You may also lose money in the variable funding options.



You can transfer between the funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. The Company may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. The Company, at the minimum, would always allow one transfer every six months. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.



The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, under a tax-qualified contract, your tax-deferred contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a tax-nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the income phase.



2. ANNUITY PAYMENTS (THE INCOME PHASE). You may choose to receive income payments from the Fixed Account or the variable funding options. If you want to receive regular income payments from your annuity, you can choose one of the following annuity options: Option 1 -- payments for your life (life annuity) -- assuming that you are the annuitant; Option 2 -- payments for your life with an added guarantee that payments will continue to your beneficiary for a certain number of months (120, 180 or 240, as you select), if you should die during that period; Option 3 -- Joint and Last Survivor Annuity, in which payments are made for your life and the life of another person (usually your spouse). This option can also be elected with payments continuing at a reduced rate after the death of one payee. There are also two Income Options: Fixed Amount -- the cash surrender value of your Contract will be paid to you in equal payments; or Fixed Period -- the cash surrender value will be used to make payments for a fixed time period. If you should die before the end of the Fixed Period, the remaining amount would go to your beneficiary.



Once you make an election of an annuity option or an income option and once payments begin, it cannot be changed. During the income phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the funding options, the dollar amount of your payments may increase or decrease.



3. PURCHASE. You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. (In some states, additional payments are not allowed.)



4. INVESTMENT OPTIONS. You can direct your money into the Fixed Account or any or all of the following variable funding options. They are described in the prospectuses for the funds. The Concert Allocation Series Select Portfolios invest exclusively in shares of 29 underlying mutual funds ("Fund of Funds"), as described in the Fund prospectus. Depending on market conditions, you may make or lose money in any of these variable options:


Smith Barney Income and Growth Portfolio
Alliance Growth Portfolio
Van Kampen American Capital Enterprise
  Portfolio

Smith Barney International Equity Portfolio

Smith Barney Pacific Basis Portfolio
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio
G.T. Global Strategic Income Portfolio
Smith Barney High Income Portfolio
MFS Total Return Portfolio
Smith Barney Money Market Portfolio
AIM Capital Appreciation Portfolio
Smith Barney Total Return Portfolio
MFS Emerging Growth Portfolio

Select High Growth Portfolio


Select Growth Portfolio


Select Balanced Portfolio


Select Conservative Portfolio


Select Income Portfolio


---------------


5. EXPENSES. The Contract has insurance features and investment features, and there are costs related to each. For contracts with a value of less than $40,000, the Company deducts an annual administrative charge of $30. The annual insurance charge varies depending on which death benefit you choose. For the standard death benefit, the insurance charge is 1.02% of the amounts you direct to the variable funding options; for the enhanced death benefit (if available) the insurance charge is 1.30%. There is a related sub-account administrative charge of .15% annually of the amounts directed to the variable funding options, regardless of which death benefit is elected.



Each funding option other than the Select Portfolios have investment charges for management fees and other expenses. The charges range from 0.65% to 1.34% annually, of the average daily net asset balance of the funding option, depending on the funding option. For the Select Portfolios, the management fee is 0.35% plus a prorata portion of the management fees and other expenses of the underlying funds.



If you withdraw money, the Company may deduct a withdrawal charge (0% to 6%) of the purchase payments from the contract. If you withdraw all amounts under the contract, or if you begin receiving annuity payments, the Company may be required by your state to deduct a premium tax of 0%-5%.



The following table is designed to help you understand the Contract charges. The column "Total Annual Insurance Charges" shows the total of the $30 annual contract charge (which is represented as .021% below), the mortality and expense risk ("insurance") charge of 1.02% for the standard death benefit and 1.30% for the enhanced death benefit and, for each, the sub-account charge of .15%. The column "Total Annual Funding Option Expenses" shows the investment charges for each portfolio. The columns under the heading "Examples" show you how much you would pay under the Contract for a one-year period and for a 10-year period.



The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of year 1 and at the end of year 10. For year 1, the Total Annual Insurance Charges are assessed as well as the withdrawal charges. For year 10, the example shows the aggregate of all the annual charges assessed during that time, but no withdrawal charge is shown. For these examples, the premium tax is assumed to be 0%. In the table below, "(a)" represents charges and expenses for the Standard Death Benefit, and "(b)" represents charges and expenses for the Enhanced Death Benefit. "Total Annual Insurance Charges" includes the mortality and expense risk charge and the administrative charges. The charges below reflect any expense reimbursement or fee waiver. For more detailed information, see the fee table in the Contract prospectus. For the five Concert Allocation Series Select Portfolios which invest in underlying funds exclusively, the charges include an estimate of the prorata underlying funding option expenses. Such expenses range from .46% to 1.74%, as described fully in the Fund prospectus.



                                                                                                     EXAMPLES:
                                                           TOTAL ANNUAL                        TOTAL ANNUAL EXPENSES
                                       TOTAL ANNUAL       FUNDING OPTION    TOTAL ANNUAL            AT END OF:
         PORTFOLIO NAME             INSURANCE CHARGES        EXPENSES         CHARGES          1 YEAR       10 YEARS
--------------------------------------------------------------------------------------------------------------------
Smith Barney Income
  and Growth.....................          1.19%(a)            0.73%            1.92%(a)        $ 80(a)       $224(a)
                                           1.47%(b)                             2.20%(b)          82(b)        253(b)
Alliance Growth..................          1.19%(a)            0.87%            2.06%(a)          81(a)        239(a)
                                           1.47%(b)                             2.34%(b)          84(b)        268(b)
Van Kampen American
  Capital Enterprise.............           1.19%(a)           0.83%            2.02%(a)          81(a)        235(a)
                                           1.47%(b)                             2.30%(b)          83(b)        264(b)
Smith Barney
  International Equity...........          1.19%(a)            1.10%            2.29%(a)          83(a)        263(a)
                                           1.47%(b)                             2.57%(b)          86(b)        291(b)
Smith Barney Pacific Basin.......          1.19%(a)            1.34%            2.53%(a)          86(a)        287(a)
                                           1.47%(b)                             2.81%(b)          88(b)        314(b)
TBC Managed Income...............          1.19%(a)            0.92%            2.11%(a)          81(a)        244(a)
                                           1.47%(b)                             2.39%(b)          84(b)        273(b)
Putnam Diversified Income........          1.19%(a)            0.96%            2.15%(a)          82(a)        248(a)
                                           1.47%(b)                             2.43%(b)          85(b)        277(b)
G.T. Global Strategic Income.....          1.19%(a)            1.23%            2.42%(a)          85(a)        276(a)
                                           1.47%(b)                             2.70%(b)          87(b)        303(b)
Smith Barney High Income.........          1.19%(a)            0.84%            2.03%(a)          81(a)        236(a)
                                           1.47%(b)                             2.31%(b)          83(b)        265(b)
MFS Total Return.................          1.19%(a)            0.91%            2.10%(a)          81(a)        243(a)
                                           1.47%(b)                             2.38%(b)          84(b)        272(b)
Smith Barney Money Market........          1.19%(a)            0.65%            1.84%(a)          79(a)        216(a)
                                           1.47%(b)                             2.12%(b)          82(b)        245(b)
AIM Capital Appreciation.........          1.19%(a)            0.96%            2.15%(a)          82(a)        248(a)
                                           1.47%(b)                             2.43%(b)          85(b)        277(b)
Smith Barney Total Return........          1.19%(a)            0.83%            2.02%(a)          81(a)        235(a)
                                           1.47%(b)                             2.30%(b)          83(b)        264(b)
MFS Emerging Growth..............          1.19%(a)            0.95%            2.14%(a)          82(a)        247(a)
                                           1.47%(b)                             2.42%(b)          85(b)        276(b)
Concert Allocation Series
Select Portfolios
  Select High Growth.............          1.19%(a)            1.26%            2.45%(a)          85(a)        279(a)
                                           1.47%(b)                             2.73%(b)          88(b)        306(b)
  Select Growth..................          1.19%(a)            1.20%            2.39%(a)          84(a)        273(a)
                                           1.47%(b)                             2.67%(b)          87(b)        300(b)
  Select Balanced................          1.19%(a)            1.13%            2.32%(a)          84(a)        266(a)
                                           1.47%(b)                             2.60%(b)          86(b)        294(b)
  Select Conservative............          1.19%(a)            1.11%            2.30%(a)          83(a)        264(a)
                                           1.47%(b)                             2.58%(b)          86(b)        292(b)
  Select Income..................          1.19%(a)            1.05%            2.24%(a)          83(a)        258(a)
                                           1.47%(b)                             2.52%(b)          86(b)        286(b)

6. TAXES. The payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. You will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity or income payments. Under a non tax-qualified Contract, payments to the contract are made with after tax dollars, and any earnings will accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract.

For owners of tax-qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

7. ACCESS TO YOUR MONEY. You can take out money any time during the accumulation phase. A withdrawal charge may apply. The amount of the charge depends on a number of factors, including the length of time since the purchase payment was made (6% if withdrawn within one year, gradually decreasing to 0% for payments held by the company for 7 years or more). After the first contract year, you may withdraw up to 15% (10% in New York) of the contract value (as of the end of the prior year end) without a withdrawal charge. Of course, you may also have to pay income taxes and a tax penalty on any money you take out.


8. PERFORMANCE. The value of the Contract will vary depending upon the investment performance of the variable funding options you choose. The following chart shows total returns for each funding option for the time periods shown. These numbers reflect the insurance charges, administrative charge, investment charges and all other expenses of the funding option. The numbers do not reflect any withdrawal charge, or any applicable taxes which, if applied, would reduce such performance. Past performance is not a guarantee of future results.


LAST TEN CALENDAR YEARS (OR FULL YEARS SINCE INCEPTION):


-----------------------------------------------------------------------------------------------------------
                 PORTFOLIO NAME                    1996          1995          1994          INCEPTION DATE
-----------------------------------------------------------------------------------------------------------
Smith Barney Income and Growth..................   18.36%(a)     31.51%(a)        --(a)         06/20/94
                                                   18.02%(b)     31.14%(b)        --(b)
Alliance Growth.................................   27.85%(a)     33.28%(a)        --(a)         06/24/94
                                                   27.49%(b)     32.90%(b)        --(b)
Van Kampen American Capital Enterprise..........   21.47%(a)     31.12%(a)        --(a)         06/21/94
                                                   21.13%(b)     30.75%(b)        --(b)
Smith Barney International Equity...............   16.32%(a)      9.97%(a)        --(a)         06/20/94
                                                   15.99%(b)      9.66%(b)        --(b)
Smith Barney Pacific Basin......................    8.03%(a)      1.19%(a)        --(a)         06/21/94
                                                    7.73%(b)      0.91%(b)        --(b)
TBC Managed Income..............................    1.79%(a)     14.55%(a)        --(a)         06/28/94
                                                    1.51%(b)     14.23%(b)        --(b)
Putnam Diversified Income.......................    6.95%(a)     16.01%(a)        --(a)         06/20/94
                                                    6.65%(b)     15.68%(b)        --(b)
G.T. Global Strategic Income....................   17.39%(a)     18.58%(a)        --(a)         06/21/94
                                                   17.06%(b)     18.25%(b)        --(b)
Smith Barney High Income........................   11.80%(a)     17.68%(a)        --(a)         06/22/94
                                                   11.48%(b)     17.35%(b)        --(b)
MFS Total Return Portfolio......................   13.14%(a)     24.21%(a)        --(a)         06/20/94
                                                   12.82%(b)     23.87%(b)        --(b)
Smith Barney Money Market.......................    3.71%(a)      4.17%(a)        --(a)         06/20/94
                                                    3.42%(b)      3.88%(b)        --(b)
AIM Capital Appreciation........................   13.55%(a)        --(a)         --(a)         10/10/95
                                                   13.23%(b)        --(b)         --(b)
Smith Barney Total Return.......................   23.93%(a)     23.43%(a)      6.00%(a)        12/03/93
                                                   23.59%(b)     23.09%(b)      5.70%(b)


Those funding options not illustrated above do not yet have one full year of performance history.

9. DEATH BENEFIT. Assuming you are the Annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death. The value of the death benefits will be determined at the close of the business day on which the Company's Home Office receives due proof of death. In most states, you may choose (at the time of purchase) between the standard death benefit and the enhanced death benefit. Under the standard death benefit, if you die before you reach age 85 and before the maturity date, the death benefit equals the greatest of: (1) the contract value; (2) the total purchase payments made under the Contract less all partial withdrawals; or (3) the contract on the latest fifth contract year anniversary occurring on or before your 75(th) birthday.



Assuming you are the annuitant, if you die on or after age 85 and before the maturity date, the death benefit payable will be the contract value, less any applicable premium tax or outstanding loans.



On or after June 1, 1997, if approved in your state, you may select the following new enhanced death benefit. If you die before you reach age 80 and before the maturity date, the enhanced death equals the greatest of (1) the contract value; (2) the 5% Roll-Up Death Benefit Value; or (3) the maximum of all annual Step-Up Death Benefit Values. See the Contract prospectus for a complete explanation of this enhanced death benefit.



If you die on or after age 80, different death benefit values will be payable to your beneficiary. See the Contract prospectus for details.



Assuming you are the annuitant, if you die on or after age 90 and before the maturity date, the death benefit payable will be the contract values, less any applicable premium tax or outstanding loans.



For contracts sold prior to June 1, 1997 (or before state approval is received) under the enhanced death benefit, if you die before you reach age 85 and before the maturity date, the death benefit equals the greatest of: (1) the contract value; or (2) the guaranteed death benefit (i.e., up to a maximum of 200% of your purchase payments) as of your 75(th) birthday. (See the Contract prospectus for a complete explanation of "guaranteed death benefit".)



Assuming you are the annuitant, if you die on or after age 85 and before the maturity date, the death benefit payable will be the contract value, less any applicable premium tax or outstanding loans.



In all cases described above, amounts will be reduced by any applicable premium tax, outstanding loans or withdrawals not previously deducted. This death benefit may not be available in all states. Certain states may have varying age requirements. Please refer to the Contract prospectus.


10. OTHER INFORMATION

RIGHT TO RETURN


If you cancel the Contract within twenty days after you receive it, you will receive a full refund of the Contract Value (including charges). Where state law requires a longer period, or the return of purchase payments, the Company will comply. You bear the investment risk during the right to return period; therefore, the Contract Value returned may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your full purchase payment will be refunded; during the remainder of the right to return period, the Contract Value (including charges) will be refunded. The Contract Value will be determined at the close of business on the day we receive a written request for a refund.



WHO SHOULD PURCHASE THIS CONTRACT?


The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRAs) and (3) qualified retirement plans.

Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended.

ADDITIONAL FEATURES

This Contract has other features you may be interested in. These include:


     DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.


     SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

     AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your contract to match your original (or your latest) funding option allocation request.


11. INQUIRIES. If you need more information, please contact us at (800) 842-8573 or:

    Travelers Insurance Company

    Annuity Services

    One Tower Square
    Hartford, CT 06183

                          TRAVELERS VINTAGE PROSPECTUS



This prospectus describes Travelers Vintage, a flexible premium variable annuity contract (the "Contract") issued by The Travelers Insurance Company (the "Company"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). Vintage may be issued as an individual Contract or as a group Contract. In states where only group Contracts are available, you will be issued a certificate summarizing the provisions of the group Contract. For convenience, this prospectus refers to both Contracts and certificates as "Contracts."



You can choose to have your purchase payments accumulate on a fixed basis (i.e. a Fixed Account funded through the Company's general account) and/or a variable basis (i.e., one or more of the sub-accounts ("funding options") of the Travelers Fund BD for Variable Annuities ("Fund BD")). Your contract value will vary daily to reflect the investment experience of the funding options you select and any interest credited to the Fixed Account. The variable funding options currently available are: Smith Barney Income and Growth Portfolio, Alliance Growth Portfolio, Van Kampen American Capital Enterprise Portfolio, Smith Barney International Equity Portfolio, Smith Barney Pacific Basin Portfolio, TBC Managed Income Portfolio, Putnam Diversified Income Portfolio, G.T. Global Strategic Income Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio, AIM Capital Appreciation Portfolio, and Smith Barney Money Market Portfolio of the Travelers Series Fund, Inc.; Total Return Portfolio of the Smith Barney Series Fund; MFS Emerging Growth Portfolio of the Travelers Series Trust; and Select High Growth Portfolio, Select Growth Portfolio, Select Balanced Portfolio, Select Conservative Portfolio and Select Income Portfolio of the Smith Barney Concert Allocation Series Inc. The Fixed Account funding option is described in Appendix B. Unless specified otherwise, this prospectus refers to the variable funding options. The contracts and/or some of the funding options may not be available in all states. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE VARIABLE FUNDING OPTIONS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



This Prospectus provides the information that you should know before investing in the Contract. You can receive additional information about Fund BD by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 1997. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-9061, or call 1-800-842-8573. The Table of Contents of the SAI appears in Appendix C of this Prospectus.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.


                          PROSPECTUS DATED MAY 1, 1997

                               TABLE OF CONTENTS


INDEX OF SPECIAL TERMS.................     2
FEE TABLE..............................     3
THE ANNUITY CONTRACT...................     5
Purchase Payments......................     5
Accumulation Units.....................     5
The Funding Options....................     5
Substitutions and Additions............     7
CHARGES AND DEDUCTIONS.................     7
Withdrawal Charge......................     7
Free Withdrawal Allowance..............     7
Administrative Charges.................     7
Mortality and Expense Risk Charge......     8
Reduction or Elimination of Contract
  Charges..............................     8
Funding Option Expenses................     8
Premium Tax............................     8
Changes in Taxes Based Upon Premium or
  Value................................     9
OWNERSHIP PROVISIONS...................     9
Types of Ownership.....................     9
Beneficiary............................     9
Annuitant..............................    10
TRANSFERS..............................    10
Dollar Cost Averaging..................    10
SURRENDERS AND REDEMPTIONS.............    10
Systematic Withdrawals.................    11
Loans..................................    11
DEATH BENEFIT..........................    11
Death Proceeds Before the Maturity
  Date.................................    12
Death Proceeds After the Maturity
  Date.................................    14
THE ANNUITY PERIOD.....................    14
Maturity Date..........................    14
Allocation of Annuity..................    14
Variable Annuity.......................    14
Fixed Annuity..........................    15
PAYMENT OPTIONS........................    15
Election of Options....................    15
Annuity Options........................    16
Income Options.........................    16
MISCELLANEOUS CONTRACT PROVISIONS......    17
Right to Return........................    17
Termination............................    17
Required Reports.......................    17
Suspension of Payments.................    17
Transfers of Contract Values to Other
  Annuities............................    17
THE SEPARATE ACCOUNT...................    18
Mixed and Shared Funding...............    18
Performance Information................    18
FEDERAL TAX CONSIDERATIONS.............    19
General Taxation of Annuities..........    19
Types of Contracts: Qualified or
  Nonqualified.........................    19
Nonqualified Annuity Contracts.........    19
Qualified Annuity Contracts............    20
Penalty Tax for Premature
  Distributions........................    20
Diversification Requirements for
  Variable Annuities...................    20
Ownership of the Investments...........    20
Mandatory Distributions for Qualified
  Plans................................    21
OTHER INFORMATION......................    21
The Insurance Company..................    21
Distribution Of Variable Annuity
  Contracts............................    21
Conformity with State and Federal
  Laws.................................    22
Voting Rights..........................    22
Legal Proceedings And Opinions.........    22
APPENDIX A: Condensed Financial
  Information..........................    23
APPENDIX B: The Fixed Account..........    24
APPENDIX C: Table of Contents of the
  Statement of Additional
  Information..........................    25


                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.


Accumulation Unit......................     5
Annuitant..............................     9
Annuity Payments.......................    12
Annuity Unit...........................    13
Cash Surrender Value...................    10
Contract Date..........................     5
Contract Owner (You, Your).............     4
Contract Value.........................     5
Contract Year..........................     5
Fixed Account..........................    24
Funding Option(s)......................     5
Income Payments........................    14
Maturity Date..........................     5
Purchase Payment.......................     4
Written Request........................     5

                                   FEE TABLE
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES


     WITHDRAWAL CHARGE (as a percentage of purchase payments):
        LENGTH OF TIME FROM PURCHASE PAYMENT



            (NUMBER OF YEARS)                CHARGE
                    1                          6%
                    2                          6%
                    3                          6%
                    4                          3%
                    5                          2%
                    6                          1%
             7 and thereafter                  0%



----



ANNUAL CONTRACT ADMINISTRATIVE CHARGE                    $30
          (Waived if contract value is $40,000 or more)
    ANNUAL SEPARATE ACCOUNT CHARGES:
    (as a percentage of the average daily net assets of the
      Separate Account)



                                                                    STANDARD         ENHANCED
                                                                  DEATH BENEFIT    DEATH BENEFIT
    --------------------------------------------------------------------------------------------
          Mortality and Expense Risk Charge....................       1.02%            1.30%
          Administrative Expense Charge........................       0.15%            0.15%
                                                                  -------------    -------------
            Total Separate Account Charges.....................       1.17%            1.45%
    FUNDING OPTION EXPENSES:
    (as a percentage of average daily net assets of the Funding
      Option)



                                                    MANAGEMENT            OTHER
                                                    FEE (AFTER       EXPENSES (AFTER      TOTAL FUNDING
                                                   REIMBURSEMENT)    REIMBURSEMENT)      OPTION EXPENSES
    ----------------------------------------------------------------------------------------------------
    Smith Barney Income and Growth Portfolio           0.65%              0.08%               0.73%
    Alliance Growth Portfolio                          0.80%              0.07%               0.87%
    Van Kampen American Capital Enterprise
      Portfolio                                        0.70%              0.13%               0.83%
    Smith Barney International Equity Portfolio        0.90%             0.20%*               1.10%
    Smith Barney Pacific Basin Portfolio               0.90%              0.44%(1)*           1.34%
    TBC Managed Income Portfolio                       0.65%              0.27%               0.92%
    Putnam Diversified Income Portfolio                0.75%              0.21%               0.96%
    G.T. Global Strategic Income Portfolio             0.80%              0.43%(1)*           1.23%
    Smith Barney High Income Portfolio                 0.60%              0.24%               0.84%
    MFS Total Return Portfolio                         0.80%              0.11%               0.91%
    Smith Barney Money Market Portfolio                0.60%              0.05%(1)            0.65%
    AIM Capital Appreciation Portfolio                 0.80%              0.16%               0.96%
    Smith Barney Total Return Portfolio                0.55%              0.28%(2)            0.83%
    MFS Emerging Growth Portfolio                      0.75%              0.20%(2)            0.95%
    Select High Growth Portfolio(3)                    0.35%(3)           0.91%(3)            1.26%(3)
    Select Growth Portfolio(3)                         0.35%(3)           0.85%(3)            1.20%(3)
    Select Balanced Portfolio(3)                       0.35%(3)           0.78%(3)            1.13%(3)
    Select Conservative Portfolio(3)                   0.35%(3)           0.76%(3)            1.11%(3)
    Select Income Portfolio(3)                         0.35%(3)           0.70%(3)            1.05%(3)


NOTES:

The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear, directly or indirectly. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable.


(1) Other expenses are as of October 31, 1996, taking into account the current expense limitations agreed to by the Managers. The Managers waived all of their fees for the period and reimbursed the Funds for their expenses. If such fees were not waived and expenses were not reimbursed, Total Funding Option Expenses for the Travelers Series Fund Inc. Portfolios would have been: Smith Barney Pacific Basin Portfolio, 1.58%; G.T. Global Strategic Income Portfolio, 1.38%; Smith Barney Money Market Portfolio, 0.74%.

(2) Other expenses for the Smith Barney Series Fund Total Return Portfolio and the Travelers Series Trust MFS Emerging Growth Portfolio are as of December 31, 1996 taking into account the current expense limitations agreed to by the Managers. For the MFS Emerging Growth Portfolio, The Managers have waived all of their fees for the period and reimbursed the Fund for their expenses. Total Underlying Expenses for this fund without the fees waived and the expenses reimbursed would have been 2.09%.



(3) The Concert Allocation Series Select Portfolios (a "Fund of Funds") invest in the shares of other mutual funds. Their management fee is .35% and they have no expenses. The other expenses shown are based on the expected weighted average of underlying fund expense ratios (which include a management fee and other expenses) as of October 31, 1996, the underlying funds' fiscal year end. See the Fund prospectus for information regarding the equity/fixed income (including money market) investment target and range for each portfolio, and for the expense ratios for the underlying funds. Such ratios range from 0.46% to 1.74%.



 * Travelers Series Fund Inc. Portfolios, Smith Barney International Equity, Smith Barney Pacific Basin and G.T. Global Strategic Income earned credits from the Custodian which reduced the service fees incurred. When these credits are taken into consideration, Total Funding Option Expenses are 1.05%, 1.17% and 1.11% respectively.



EXAMPLE*


Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:
     (a) If the Contract is surrendered or if certain income options are elected at the end of the period shown,**:
     (b) If the Contract is not surrendered at the end of the period shown or if it is annuitized:


--------------------------------------------------------------------------------------------------------------------------
                                                                       STANDARD DEATH BENEFIT      ENHANCED DEATH BENEFIT
                                                                        1 YEAR       3 YEARS       1 YEAR        3 YEARS
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Income and Growth Portfolio............................    $ 80(a)      $ 120(a)      $  82(a)      $ 129(a)
                                                                          20(b)         60(b)         22(b)         69(b)
Alliance Growth Portfolio...........................................      81(a)        125(a)         84(a)        133(a)
                                                                          21(b)         65(b)         24(b)         73(b)
Van Kampen American Capital Enterprise Portfolio....................      81(a)        123(a)         83(a)        132(a)
                                                                          21(b)         63(b)         23(b)         72(b)
Smith Barney International Equity Portfolio.........................      83(a)        132(a)         86(a)        140(a)
                                                                          23(b)         72(b)         26(b)         80(b)
Smith Barney Pacific Basin Portfolio................................      86(a)        139(a)         88(a)        147(a)
                                                                          26(b)         79(b)         28(b)         87(b)
TBC Managed Income Portfolio........................................      81(a)        126(a)         84(a)        135(a)
                                                                          21(b)         66(b)         24(b)         75(b)
Putnam Diversified Income Portfolio.................................      82(a)        127(a)         85(a)        136(a)
                                                                          22(b)         67(b)         25(b)         76(b)
G.T. Global Strategic Income Portfolio..............................      85(a)        135(a)         87(a)        144(a)
                                                                          25(b)         75(b)         27(b)         84(b)
Smith Barney High Income Portfolio..................................      81(a)        124(a)         83(a)        132(a)
                                                                          21(b)         64(b)         23(b)         72(b)
MFS Total Return Portfolio..........................................      81(a)        126(a)         84(a)        134(a)
                                                                          21(b)         66(b)         24(b)         74(b)
Smith Barney Money Market Portfolio.................................      79(a)        118(a)         82(a)        126(a)
                                                                          19(b)         58(b)         22(b)         66(b)
MFS Emerging Growth Portfolio.......................................      82(a)        127(a)         85(a)        135(a)
                                                                          22(b)         67(b)         25(b)         75(b)
AIM Capital Appreciation Portfolio..................................      82(a)        127(a)         85(a)        136(a)
                                                                          22(b)         67(b)         25(b)         76(b)
Smith Barney Total Return Portfolio.................................      81(a)        123(a)         83(a)        132(a)
                                                                          21(b)         63(b)         23(b)         72(b)
Select High Growth Portfolio........................................      85(a)        136(a)         88(a)        145(a)
                                                                          25(b)         76(b)         28(b)         85(b)
Select Growth Portfolio.............................................      84(a)        135(a)         87(a)        143(a)
                                                                          24(b)         75(b)         27(b)         83(b)
Select Balanced Portfolio...........................................      84(a)        132(a)         86(a)        141(a)
                                                                          24(b)         72(b)         26(b)         81(b)
Select Conservative Portfolio.......................................      83(a)        132(a)         86(a)        140(a)
                                                                          23(b)         72(b)         26(b)         80(b)
Select Income Portfolio.............................................      83(a)        130(a)         86(a)        138(a)
                                                                          23(b)         70(b)         26(b)         78(b)


* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLE REFLECTS THE $30 ANNUAL CONTRACT ADMINISTRATIVE CHARGE AS AN ANNUAL CHARGE OF 0.021% OF ASSETS.

** THE WITHDRAWAL CHARGE IS WAIVED IF ANNUITY PAYOUT HAS BEGUN OR IF AN INCOME
   OPTION OF AT LEAST FIVE YEARS' DURATION IS BEGUN AFTER THE FIRST CONTRACT YEAR. (SEE "CHARGES AND DEDUCTIONS.")

                        CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------


This information is located in Appendix A, page 23.


                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------


Travelers Vintage Annuity is a contract between you (the contract owner) and Travelers Insurance Company (called "us" or the "Company"). Residents of certain states, where applicable, will be issued certificates representing participation in a master group contract owned by a trustee of an existing trust. These certificates contain the same provisions as the individual contracts. Under this contract, you make purchase payments to us and we credit them to your account. The Company promises to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one fixed account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience or interest. The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract, except as specified or elected under the Death Benefit provisions described in this prospectus. The date the Contract and its benefits became effective is referred to as the contract date. Each anniversary of this contract date is called a contract year.


Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us.

PURCHASE PAYMENTS


The initial purchase payment must be at least $5,000. Additional payments of at least $500 may be made under the Contract at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made with our prior consent. In some states, we do not accept additional purchase payments. The initial purchase payment is due and payable before the Contract becomes effective.



We will apply the initial purchase payment within two business days after we receive it at our Home Office. Subsequent purchase payments will be credited to a Contract within one business day. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.


ACCUMULATION UNITS

An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE FUNDING OPTIONS


You choose which of the following variable funding options to have your purchase payments allocated to. You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. Additional copies of the prospectuses may be obtained by contacting your registered representative or by calling 1-800-842-8573.

The current funding options are listed below, along with their investment advisers and any subadviser:


                                        INVESTMENT
       FUNDING OPTION                   OBJECTIVE                  INVESTMENT MANAGER                   SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
Smith Barney Income and          current income and          Smith Barney Mutual Funds
  Growth Portfolio                 long-term growth of         Management Inc. ("SBMFM")
                                   income and capital
Alliance Growth Portfolio        long-term growth of         Travelers Investment Advisers     Alliance Capital
                                   capital                     ("TIA")                           Management L.P.

Van Kampen American Capital      capital appreciation                     TIA                  American Capital Asset
  Enterprise Portfolio                                                                           Management, Inc

Smith Barney International       total return on assets                  SBMFM
  Equity Portfolio                 from growth of capital
                                   and income

Smith Barney Pacific Basin       long-term capital                       SBMFM
  Portfolio                        appreciation

TBC Managed Income Portfolio     high current income                      TIA                  The Boston Company Asset
                                   consistent with                                               Management, Inc.
                                   prudent risk of
                                   capital

Putnam Diversified Income        high current income                      TIA                  Putnam Investment Management,
  Portfolio                        consistent with                                               Inc.
                                   preservation of
                                   capital

G.T. Global Strategic Income     high current income and,                 TIA                  GT Asset Management Inc.
  Portfolio                        secondarily, capital
                                   appreciation

Smith Barney High Income         high current income                     SBMFM
  Portfolio

MFS Total Return Portfolio       above-average income                     TIA                  Massachusetts Financial
                                   (compared to a                                                Services Company
                                   portfolio entirely
                                   invested in equity
                                   securities) consistent
                                   with the prudent
                                   employment of capital

Smith Barney Money Market        maximum current income                  SBMFM
  Portfolio                        and preservation of
                                   capital

AIM Capital Appreciation         capital appreciation                     TIA                  AIM Capital Management, Inc.
  Portfolio

Smith Barney Total Return        total return, consisting                SBMFM
  Portfolio                        of long-term capital
                                   appreciation and
                                   income

MFS Emerging Growth Portfolio    long-term growth of         Travelers Asset Management        Massachusetts Financial
                                   capital                     International Corporation         Services Company
                                                               (TAMIC)

Select High Growth Portfolio     capital appreciation                     TIA

Select Growth Portfolio          long-term growth of                      TIA
                                   capital

Select Balanced Portfolio        a balance of growth of                   TIA
                                   capital and income

Select Conservative Portfolio    income and, secondarily,                 TIA
                                   long-term growth of
                                   capital

Select Income Portfolio          high current income                      TIA

SUBSTITUTIONS AND ADDITIONS


If any of the funding options should become unavailable for allocating purchase payments, or if we believe that further investment in a funding option becomes inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any applicable state and SEC approval. From time to time we may make new funding options available.


                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

WITHDRAWAL CHARGE


No sales charges are deducted from purchase payments when they are applied under the Contract. However, a withdrawal charge will be deducted, if any or all of the contract value is withdrawn during the first six years following a purchase payment. The length of time from when we receive the purchase payment to the time of withdrawal determines the amount of the charge.


The withdrawal charge is equal to a percentage of the amount of purchase payments withdrawn from the Contract and is calculated as follows:

  LENGTH OF TIME FROM
   PURCHASE PAYMENT                  WITHDRAWAL
   (NUMBER OF YEARS)                   CHARGE
           1                               6%
           2                               6%
           3                               6%
           4                               3%
           5                               2%
           6                               1%
   7 and thereafter                        0%


For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from any free withdrawal amount (as described below); next from remaining purchase payments (on a first-in, first-out basis); and then from contract earnings (in excess of any free withdrawal amount). Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.



We will not deduct a withdrawal charge (1) from payments we make due to the death of the contract owner or the death of the annuitant with no contingent annuitant surviving; (2) if an annuity payout has begun; or (3) if an income option of at least five years' duration is begun after the first contract year.


FREE WITHDRAWAL ALLOWANCE


There is a 15% free withdrawal allowance available each year after the first contract year (10% in New York). The available withdrawal amount will be calculated as of the end of the previous contract year. The free withdrawal allowance applies to partial withdrawals and to full withdrawals, except those transferred directly to annuity contracts issued by other financial institutions. In Washington state, this provision applies to all withdrawals.


ADMINISTRATIVE CHARGES


An administrative charge of $30 is deducted annually from Contracts with a value of less than $40,000. This charge compensates us for expenses incurred in establishing and maintaining the Contract. The charge is deducted from the contract value on the fourth Friday of August of each year by cancelling accumulation units applicable to each funding option on a pro rata basis. This charge will be prorated from the date of purchase to the next charge deduction date. A prorated charge will also be made if the Contract is completely withdrawn or terminated. We will not deduct a Contract administrative charge: (1) if the distribution results from the death of the contract owner or the annuitant with no contingent annuitant surviving, (2) after an annuity payout has begun, or (3) if the contract value on the date of assessment is equal to or greater than $40,000.


An administrative charge is deducted on each business day from amounts allocated to the variable funding options in order to compensate the Company for certain administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options.

MORTALITY AND EXPENSE RISK CHARGE


Each business day, the Company deducts a mortality and expense risk charge from amounts held in the variable funding options. The deduction is reflected in our calculation of accumulation and annuity unit values. We reserve the right to lower the mortality and expense risk charge at any time. The mortality risk portion of the insurance charge compensates us for guaranteeing to provide annuity payments according to the terms of the Contract regardless of how long the annuitant lives and for guaranteeing to provide the standard or the enhanced death benefit if an annuitant dies prior to the maturity date. The expense risk portion compensates us for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.



For those contract owners who have elected a standard death benefit provision, the insurance charge is equivalent, on an annual basis, to 1.02% of the daily net asset value of amounts held in the Separate Account.



For those contract owners who have elected an enhanced death benefit provision, the insurance charge is equivalent, on an annual basis, to 1.30% of the daily net asset value of amounts held in the Separate Account.


REDUCTION OR ELIMINATION OF CONTRACT CHARGES


The withdrawal charge, the administrative charges, and the mortality and expense risk charge under the Contract may be reduced or eliminated when certain sales or administration of the Contract result in savings or reduction of sales or administrative expenses and/or mortality and expense risks. Any such reduction will be based on the following: (1) the size and type of group to which sales are to be made; (2) the total amount of purchase payments to be received; and
(3) any prior or existing relationship with the Company. There may be other circumstances, of which the Company is not presently aware, which could result in fewer sales expenses administrative charges or mortality and expense risk charges. For certain trusts, the Company may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. In no event will reduction or elimination of the withdrawal charge or the administrative charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.


FUNDING OPTION EXPENSES

The deductions from and expenses paid out of the assets of the various funding options are summarized in the fee table and are described in the accompanying prospectuses.

PREMIUM TAX


Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. The Company is responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. Where required, the Company will deduct any applicable premium taxes from the contract value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.


CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon the premiums, contract gains or value of the contract, we reserve the right to charge you proportionately for this tax.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP


Contract Owner (you). The Contract belongs to the contract owner named in the contract (on the Specifications page), or to any other person to whom the Contract is subsequently assigned. An assignment of ownership or a collateral assignment may be made only for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the contract provided you have not named an irrevocable beneficiary and provided the Contract is not assigned.



You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.



Joint Owner. For nonqualified contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by joint action. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner.



Succeeding Owner. For nonqualified contracts only, if joint owners are not named, the contract owner may name a succeeding owner in a written request. The succeeding owner becomes the contract owner if living when the contract owner dies. The succeeding owner has no interest in the Contract before then. The contract owner may change or delete a succeeding owner by written request.


BENEFICIARY


The beneficiary is named by you in a written request. The beneficiary has the right to receive any remaining contractual benefits upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant, the beneficiaries will share equally in benefits unless different shares are recorded with the Company by written request before the death of the annuitant or contract owner.



With nonqualified contracts, as discussed under "Death Benefit,"the beneficiary named in the Contract may differ from the designated beneficiary (for example, the joint owner or a contingent annuitant). In such cases, the designated beneficiary receives the contract (rather than the beneficiary) upon your death.



Unless an irrevocable beneficiary has been named, you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT


The annuitant is designated in the contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. The annuitant may not be changed after the Contract is in effect.



For nonqualified contracts only, the contract owner may also name one individual as a contingent annuitant by written request before the Contract becomes effective. A contingent annuitant may not be changed, deleted or added to the Contract after the Contract becomes effective.


For Contracts issued in New York, a contingent annuitant may not be named.


                                   TRANSFERS

--------------------------------------------------------------------------------


Before the maturity date, you may transfer all or part of the contract value between funding options. There are no charges or restrictions on the amount or frequency of transfers currently; however, we reserve the right to charge a fee for any transfer request, and to limit the number of transfers to one in any six-month period. Since different funding options have different expenses, a transfer of contract values from one funding option to another could result in your investment becoming subject to higher or lower expenses.



DOLLAR COST AVERAGING



Dollar cost averaging (or "automated transfers") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis so that more accumulation units are purchased in a funding option if the value per unit is low and less accumulation units are purchased if the value per unit is high. Therefore, a lower-than-average value per unit may be achieved over the long run.



You may elect automated transfers through written request or other method acceptable to the Company. (For Contracts issued in New York, the election must be made in writing.) You must have a minimum total Contract Value of $5,000 to enroll in the Dollar Cost Averaging program. The minimum total automated transfer amount is $400.


You may establish automated transfers of Contract Values from the Fixed Account, subject to certain restrictions. Automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the Dollar Cost Averaging program.


You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. All provisions and terms of the Contract apply to automated transfers, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.


                           SURRENDERS AND REDEMPTIONS
--------------------------------------------------------------------------------


Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value, less any withdrawal charge and any premium tax not previously deducted. You must submit a written request specifying the fixed or variable funding option(s) from which amounts are to be withdrawn. The cash surrender value will be determined as of the close of business after we receive your surrender request at the Home Office. The cash surrender value may be more or less than the purchase payments made depending on the contract value at the time of surrender.

We may defer payment of any cash surrender value for a period of not more than seven days after the request is received, but it is our intent to pay as soon as possible. We cannot process withdrawal requests that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.


SYSTEMATIC WITHDRAWALS


Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. Any applicable withdrawal charges (in excess of the free withdrawal allowance) and any applicable premium taxes will be deducted. To elect systematic withdrawals, you must have a minimum contract value of $15,000. We will surrender accumulation units from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but at least 30 days' notice must be given to change any systematic withdrawal instructions that are currently in place.



We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).



Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.



LOANS



Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.


                                 DEATH BENEFIT
--------------------------------------------------------------------------------


Before the maturity date, a death benefit is payable to the beneficiary when either the annuitant, contract owner or the first of joint owners dies and there is no contingent annuitant. Two different types of death benefits are available under the Contract: a Standard Death Benefit and an Enhanced Death Benefit (the Enhanced Death Benefit may not be available in all jurisdictions). Death benefits are payable upon receipt at our Home Office of due proof of death. The date of receipt is called the Death Report Date. A beneficiary may request that a death benefit payable under the Contract be applied to one of the settlement options available under the Contract, subject to the contract provisions. (See also "Nonqualified Annuity Contracts.")



For nonqualified contracts, if the contract owner (including the first of joint owners) dies before the maturity date, a distribution may be required under the minimum distribution requirements of the federal tax law. If so required, we will recalculate the value of the death benefit under the provisions of "Death Proceeds Before the Maturity Date," below. The value of the death benefit, as recalculated, will be credited to the party taking distributions upon the death of the contract owner with the annuitant or contingent annuitant surviving. This will generally be the surviving joint owner or succeeding owner, or otherwise the beneficiary in accordance with all the circumstances and the terms of the Contract. This party may differ from the beneficiary who was named by the contract owner in a written request and who would receive any remaining contractual benefits upon the death of the annuitant. This party may be paid in a single lump sum, or by other options, but should take distributions as required by minimum distribution rules of the federal tax law.



If your spouse is the surviving joint owner, he or she may elect to continue the Contract as owner rather than taking a distribution under the Contract. (See "Nonqualified Annuity Contracts" in this prospectus.) In this case, all references to age in the "Death Proceeds Before the Maturity Date" section will be based on the contract owner's age rather than the annuitant's age.

DEATH PROCEEDS BEFORE THE MATURITY DATE



STANDARD DEATH BENEFIT. Under the standard death benefit, if the annuitant dies BEFORE AGE 75 and before the maturity date, the Company will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or
(3) below, each reduced by any applicable premium tax or outstanding loans not previously deducted:



     1) the contract value;



     2) the total purchase payments made under the Contract; or



     3) the contract value on the latest fifth contract year anniversary immediately preceding the date on which the Company receives due proof of death.



IF THE ANNUITANT DIES ON OR AFTER AGE 75, BUT BEFORE AGE 85 (AGE 90 IN FLORIDA) and before the maturity date, the Company will pay to the Beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or prior loans not previously deducted:



     1) the contract value;



     2) the total purchase payments made under the Contract; or



     3) the contract value on the latest fifth contract year anniversary occurring on or before the annuitant's 75th birthday.



IF THE ANNUITANT DIES ON OR AFTER AGE 85 and before the MATURITY DATE, the Company will pay to the beneficiary a death benefit in an amount equal to the contract value, less any applicable premium tax or outstanding loans.



NEW ENHANCED DEATH BENEFIT FOR CONTRACTS ISSUED ON OR AFTER JUNE 1, 1997 WHERE STATE APPROVAL HAS BEEN RECEIVED



IF THE ANNUITANT DIES BEFORE AGE 80 AND BEFORE THE MATURITY DATE, the Company will pay to the beneficiary the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans.



     1) the contract value;



     2) the Roll-Up Death Benefit Value (as described below) available at the Death Report Date; or



     3) the maximum of all Step-Up Death Benefit Values (as described below) in effect on the Death Report Date.



IF THE ANNUITANT DIES ON OR AFTER AGE 80, BUT BEFORE AGE 90 AND BEFORE THE maturity date, the Company will pay to the beneficiary the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans as of the Death Report Date:



     1) the contract value;



     2) the Roll-Up Death Benefit Value (as described below) available at the annuitant's 80th birthday, plus any additional purchase payments and less any Partial Surrender Reductions (as described below) which occur after the annuitant's 80th birthday; or



     3) the maximum of all Step-Up Death Benefit Values (as described below) in effect on the Death Report Date which are associated with any contract date anniversary occurring on or before the annuitant's 80th birthday.



IF THE ANNUITANT DIES ON OR AFTER AGE 90 AND BEFORE THE MATURITY DATE, the death benefit payable as of the Death Report Date will be the Contract Value, less any applicable premium tax or outstanding loans.

THE 5% ROLL-UP DEATH BENEFIT VALUE. On the contract date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each contract date anniversary, the Roll-Up Death Benefit Value will be recalculated as follows:



     a) the Roll-Up Death Benefit Value as of the previous contract date anniversary;



     b) plus any purchase payments during the previous contract year;



     c) minus any Partial Surrender Reductions (as described below) during the previous contract year;



     d) the sum of (a) through (c) increased by 5% equals the new Roll-Up Death Benefit Value.



On dates other than the contract date anniversary, the Roll-Up Death Benefit Value equals:



     a) the Roll-Up Death Benefit Value on the previous contract date anniversary;



     b) plus any Purchase Payments made since the previous contract date anniversary;



     c) minus any Partial Surrender Reductions (as described below) since the previous contract date anniversary.



The maximum Roll-Up Death Benefit payable equals 200% of the difference between all purchase payments and all Partial Surrender Reductions (as described below).



ANNUAL STEP-UP DEATH BENEFIT VALUE. A separate Step-Up Death Benefit Value will be established on each anniversary of the contract date which occurs on or prior to the Death Report Date and will initially equal the contract value on that anniversary. After a Step-Up Death Benefit Value has been established, it will be recalculated each time a Purchase Payment is made or a partial surrender is taken until the Death Report Date. Step-Up Death Benefit Values will be recalculated by increasing them by the amount of each applicable Purchase Payment and by reducing them by a Partial Surrender Reduction (as described below) for each applicable partial surrender. Recalculations of Step-Up Death Benefit Values related to any Purchase Payments or any partial surrenders will be made in the order that such Purchase Payment or partial surrenders occur.



THE PARTIAL SURRENDER REDUCTION referenced above is equal to (1) the amount of a Death Benefit Value (Step-Up or Roll-Up) immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by the contract value immediately prior to the partial surrender.



If state approval has not been received for the above New Enhanced Death Benefit, and for contracts sold prior to such approval, the following will apply:



ENHANCED DEATH BENEFIT FOR CONTRACTS ISSUED BEFORE JUNE 1, 1997, (BEFORE STATE APPROVAL IS RECEIVED FOR THE NEW ENHANCED DEATH BENEFIT). Under the enhanced death benefit, if the annuitant dies BEFORE AGE 75 and before the maturity date, the Company will pay to the beneficiary a death benefit equal to the greater of
(1) the guaranteed death benefit, or (2) the contract value less any applicable premium tax or outstanding loans.



The guaranteed death benefit is equal to the purchase payments made to the Contract (minus surrenders and applicable premium tax) increased by 5% on each contract date anniversary, but not beyond the contract date anniversary following the annuitant's 75th birthday, with a maximum guaranteed death benefit of 200% of the total of purchase payments minus surrenders and outstanding loans and minus applicable premium tax.



IF THE ANNUITANT DIES ON OR AFTER AGE 75, BUT BEFORE AGE 85 and before the MATURITY DATE, the Company will pay to the beneficiary a death benefit in an amount equal to the greater of (1) the guaranteed death benefit as of the annuitant's 75th birthday, plus additional purchase payments, minus surrenders and applicable premium tax; or (2) the contract value less any applicable premium tax and outstanding loans.



IF THE ANNUITANT DIES ON OR AFTER AGE 85 but before the maturity date, the Company will pay to the Beneficiary a death benefit equal to the contract value less any applicable premium tax and outstanding loans.

NOTE: IF AN ANNUITANT WHO IS NOT ALSO AN OWNER OR A JOINT OWNER DIES PRIOR TO THE MATURITY DATE while this Contract is in effect and while the contingent annuitant is living:



     1) the contract value will not be payable upon the annuitant's death;



     2) the contingent annuitant becomes the annuitant; and



     3) all other rights and benefits provided by this Contract will continue in effect.



When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect, unless otherwise provided.


DEATH PROCEEDS AFTER THE MATURITY DATE


If the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.


                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE


Annuity payments will ordinarily begin on the maturity date stated in the Contract. If no maturity date is elected, the maturity date will be the annuitant's 70th birthday for qualified contracts and the annuitant's 75th birthday, or ten years after the contract date, if later, for nonqualified contracts. (In those states that require a later maturity date, the Company will comply. Refer to your Contract.) The maturity date is the date on which the Company will begin paying the first of a series of annuity or income payments in accordance with the settlement option selected by the contract owner. Annuity or income payments will begin on the maturity date unless the Contract has been fully surrendered or the proceeds have been paid to the beneficiary prior to that date. The Company may require proof that the annuitant is alive before annuity payments are made.



For nonqualified Contracts, at least 30 days before the original maturity date, a contract owner may elect to extend the maturity date to any time prior to the annuitant's 85th birthday or, for qualified Contracts, to a later date with the Company's consent. Certain annuity options taken at the maturity date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with qualified contracts upon the later of the April 1 following the contract owner's attainment of age 70 1/2 or the year of retirement; or upon the death of the contract owner. Independent tax advice should be sought regarding the election of minimum required distributions.


ALLOCATION OF ANNUITY


When an annuity option is elected, it may be elected as a variable annuity, a fixed annuity, or a combination of both. (In Florida and New Jersey, the variable annuity option is not available under this contract.) If, at the time annuity payments begin, no election has been made to the contrary, the contract value shall be applied to provide an annuity funded by the same funding options. At least 15 days prior to the maturity date, you may reallocate the basis on which annuity payments will be determined. (See "Transfers.")


VARIABLE ANNUITY


You may choose an annuity payout that fluctuates depending on the investment experience of variable funding options. The number of annuity units credited to the Contract is determined by dividing the first monthly annuity payment attributable to each funding option by the corresponding annuity unit value as of 14 days before the date annuity payments begin. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. The Contract contains tables used to determine the first monthly annuity payment. The amount applied to effect an annuity will be the contract value as of 14 days before the date annuity payments begin less any applicable premium taxes not previously deducted.



The amount of the first monthly payment depends on the annuity option elected. A formula for determining the adjusted age is contained in the Contract. The total first monthly annuity payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the Contract by the number of thousands of dollars of value of the Contract applied to that annuity option. The Company reserves the right to require satisfactory proof of age of any person on whose life annuity payments are based before making the first payment under any of the settlement options.



DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of the second and subsequent annuity payments is not predetermined and may change from month to month based on the investment experience of the applicable funding option. The total amount of each annuity payment will be equal to the sum of the basic payments in each funding option. The actual amounts of these payments are determined by multiplying the number of annuity units credited to each funding option by the corresponding annuity unit value as of the date 14 days before payment is due.


FIXED ANNUITY


You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity" above, except that amount applied to effect the annuity will be the cash surrender value, determined as of the date annuity payments begin. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.


                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Income options differ from annuity options in that the amount of the payments made under income options are not based upon the life of any person. Therefore, the annuitant may outlive the payment period. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor joint Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the contract.


The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the cash surrender value in a lump sum.


On the maturity date, we will pay the amount due under the Contract in one lump sum (except in Florida, where this is not permitted), or in accordance with the payment option that you select. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS


Subject to the conditions described in "Election of Options" above, all or any part of the cash surrender value of the Contract may be paid under one or more of the following annuity options. Payments under the annuity options may be elected on a monthly, quarterly, semiannual or annual basis.



Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant, terminating with the last payment preceding death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.



Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary.



Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make annuity payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor.



Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetime of the annuitant and a second person. One will be designated as the primary payee, the other will be designated as the secondary payee. On the death of the secondary payee, the Company will continue to make annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.


Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS


Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:



Option 1 -- Payments of a Fixed Amount. The Company will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. The first payment and all later payments will be paid from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.



Option 2 -- Payments for a Fixed Period. The Company will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.


Option 3 -- Other Income Options. The Company will make any other arrangements for Income Payments as may be mutually agreed upon.


The amount applied to effect an income option will be the cash surrender value as of 14 days before the date income payments begins, less any applicable premium taxes not previously deducted and any applicable withdrawal charge. The cash surrender value used to determine the amount of any income payment will be determined on the same basis as the cash surrender value during the accumulation period, including the deduction for mortality and expense risks and the Administrative Expense Charge.


                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN


You may return the Contract for a full refund of the contract value (including charges) within twenty days after you receive it (the "right to return period"). You bear the investment risk during the right to return period; therefore, the contract value returned may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity and is returned within the first seven days after delivery, your purchase payment will be refunded in full; during the remainder of the right to return period, the contract value (including charges) will be refunded. The contract value will be determined following the close of the business day on which we receive a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variation of this provision, the Company will comply. Refer to your contract for any state-specific information.


TERMINATION


No purchase payments after the first are required to keep the Contract in effect. However, the Company reserves the right to terminate the Contract on any business day if the contract value as of that date is less than $1,000 and no purchase payments have been made for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after the Company has mailed notice of termination to the contract owner at his or her last known address and to any assignee of record. If the Contract is terminated, the Company will pay to the contract owner the cash surrender value (contract value, in the states that so require), less any applicable administrative charge or premium tax.


REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the date of the report for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal or state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment of any payment or determination of values benefit or on any business day (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value of the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

TRANSFERS OF CONTRACT VALUES TO OTHER ANNUITIES

We may permit contract owners to transfer their contract values into other annuities offered by us or our affiliated insurance companies under rules then in effect.

                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

The Travelers Fund BD for Variable Annuities ("Fund BD") was established on October 22, 1993 and is registered with the SEC as a unit investment trust ("separate account") under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund BD will be invested exclusively in the shares of the variable funding options.

The assets of Fund BD are held for the exclusive benefit of the owners of this separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to Fund BD are, in accordance with the Contracts, credited to or charged against Fund BD without regard to other income, gains and losses of the Company. The assets held by Fund BD are not chargeable with liabilities arising out of any other business which the Company may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to Fund BD. All such income and/or distributions are reinvested in shares of the respective funding options at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Fund shares are not sold to the general public.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may be disadvantageous for both variable annuity and variable life insurance separate accounts, or for variable separate accounts of different insurance companies, to invest simultaneously in the same portfolios (called "mixed" and "shared" funding). Currently neither the insurance companies nor the portfolios foresee any such disadvantages to the companies or to variable contract owners. Each portfolio's board of trustees, directors or managers intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

PERFORMANCE INFORMATION

From time to time, we may advertise different types of historical performance for the Underlying Funds available through Fund BD. The Company may advertise the "standardized average annual total returns" of each, calculated in a manner prescribed by the SEC, as well as the "non-standardized total return," as described below.

"Standardized average annual total return" will show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods (or fractional periods thereof). This standardized calculation reflects the deduction of all applicable charges made to the Contract including the withdrawal charge. It excludes premium taxes which may be imposed by certain states. "Non-standardized total return" will be calculated in a similar manner, except non-standardized total returns will not reflect the deduction of any applicable withdrawal charge or the $30 annual contract administrative charge, which would decrease the level of performance shown if reflected in these calculations.

Performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund BD and the funding options.

The total return quotations are based upon historical earnings and are not necessarily representative of future performance. A contract owner's contract value at redemption may be more or less than original cost. The SAI contains more detailed information about these performance calculations, including actual examples of each type of performance advertised.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax advisor regarding your personal situation. For your information, a more detailed discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED


If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), and Keogh Plans and certain other qualified deferred compensation plans. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.


NONQUALIFIED ANNUITY CONTRACTS


As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.



If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.


If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS


Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are taxed at the ordinary income tax rates, unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including requirements for mandatory distributions and contribution limits. We have provided a more complete discussion in the SAI.


PENALTY TAX FOR PREMATURE DISTRIBUTIONS


Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain tax-qualified plans.



The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure is essentially the loss to the Contract Owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.



DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES



The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure is essentially the loss to the Contract Owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.


OWNERSHIP OF THE INVESTMENTS


Assets in the separate accounts, also referred to as segregated asset accounts must owned by the Company and not by the Contract Owner for federal income tax purposes. Otherwise, the deferral of taxes is lost and income and gains from the accounts would be includible annually in the Contract Owner's gross income.



The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses an incident of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department announced, in connection with the issuance of temporary regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets of the account." This announcement, dated September 15, 1986, also stated that the guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.



The Company does not know if such guidance will be issued, or if it is, what standards it may set. Furthermore, the Company does not know if such guidance may be issued with retroactive effect. New regulations are generally issued with a prospective-only effect as to future sales or as to future voluntary transactions in existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent Contract Owners from being considered the owner of the assets of the separate account.



MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS



Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.



                               OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in the State of Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS


The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts will be sold by life insurance sales agents who represent the Company, and who are licensed registered representatives of the Company or certain other registered broker-dealers. Such sales representatives may receive compensation of up to 6.5% of the payments made under the Contracts.


From time to time the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

Any sales representative or employee will have been qualified to sell Variable Annuities under applicable federal and state laws. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and all are members of the National Association of Securities Dealers, Inc. Tower Square Securities, Inc., an affiliate of the Company, is the principal underwriter for the Contracts; however, it is currently anticipated that an affiliated broker-dealer may become the principal underwriter for the Contracts during 1997.

CONFORMITY WITH STATE AND FEDERAL LAWS


The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the company, the Contract or the contract owner is subject.


VOTING RIGHTS

The Company is the legal owner of the shares of the funding options. However, we believe that when a funding option solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS


There are no pending material legal proceedings affecting Fund BD. Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this Prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been reviewed by the General Counsel of the Company.

                                   APPENDIX A

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES

                            ACCUMULATION UNIT VALUES



                                                               YEAR ENDING              YEAR ENDING             PERIOD ENDING
                                                            DECEMBER 31, 1996        DECEMBER 31, 1995        DECEMBER 31, 1994
                                                           STANDARD    ENHANCED     STANDARD     ENHANCED    STANDARD    ENHANCED
---------------------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
 ALLIANCE GROWTH PORTFOLIO
 Unit Value at beginning of period (1)                     $  1.396    $ 1.390     $    1.047    $ 1.046     $ 1.000      $1.000
 Unit Value at end of period                                  1.785      1.772          1.396      1.390       1.047       1.046
 Number of units outstanding at end of period
   (thousands)                                              123,279     27,251         79,319     20,571      16,522       7,338
 VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO
 Unit Value at beginning of period (2)                     $  1.362    $ 1.356     $    1.039    $ 1.037     $ 1.000      $1.000
 Unit Value at end of period                                  1.655      1.643          1.362      1.356       1.039       1.037
 Number of units outstanding at end of period
   (thousands)                                               45,338     10,652         26,473      6,569       2,941       1,618
 TBC MANAGED INCOME PORTFOLIO
 Unit Value at beginning of period (3)                     $  1.142    $ 1.137     $    0.997    $ 0.995     $ 1.000      $1.000
 Unit Value at end of period                                  1.163      1.154          1.142      1.137       0.997       0.995
 Number of units outstanding at end of period
   (thousands)                                               15,376      2,502         11,294      1,783       2,849         980
 G.T. GLOBAL STRATEGIC INCOME PORTFOLIO
 Unit Value at beginning of period (2)                     $  1.121    $ 1.116     $    0.945    $ 0.944     $ 1.000      $1.000
 Unit Value at end of period                                  1.316      1.306          1.121      1.116       0.945       0.944
 Number of units outstanding at end of period
   (thousands)                                               11,498      2,795          6,832      2,180       2,400       1,063
 SMITH BARNEY HIGH INCOME PORTFOLIO
 Unit Value at beginning of period (4)                     $  1.162    $ 1.157     $    0.988    $ 0.986     $ 1.000      $1.000
 Unit Value at end of period                                  1,300      1,291          1.162      1.157       0.988       0.986
 Number of units outstanding at end of period
   (thousands)                                               33,737      6,919         20,136      3,758       3,105       1,147
 SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO
 Unit Value at beginning of period (1)                     $  1.050    $ 1.046     $    0.955    $ 0.954     $ 1.000      $1.000
 Unit Value at end of period                                  1,222      1,213          1.050      1.046       0.955       0.954
 Number of units outstanding at end of period
   (thousands)                                               77,527     16,662         47,289     12,187      14,141       5,898
 SMITH BARNEY INCOME AND GROWTH PORTFOLIO
 Unit Value at beginning of period (1)                     $  1,291    $ 1,285     $    0.981    $ 0.980     $ 1.000      $1.000
 Unit Value at end of period                                  1,528      1,517          1.291      1.285       0.981       0.980
 Number of units outstanding at end of period
   (thousands)                                               57,479     12,170         31,343      7,140       6,654       3,015
 SMITH BARNEY MONEY MARKET PORTFOLIO
 Unit Value at beginning of period (1)                     $  1,058    $ 1,054     $    1.016    $ 1.014     $ 1.000      $1.000
 Unit Value at end of period                                  1,098      1,090          1.058      1.054       1.016       1.014
 Number of units outstanding at end of period
   (thousands)                                               49,672     10,166         36,637      9,052       7,171       3,736
 PUTNAM DIVERSIFIED INCOME PORTFOLIO
 Unit Value at beginning of period (1)                     $  1,170    $ 1,165     $    1.009    $ 1.007     $ 1.000      $1.000
 Unit Value at end of period                                  1,252      1,243          1.170      1.165       1.009       1.007
 Number of units outstanding at end of period
   (thousands)                                               43,879     11,777         26,058      8,637       5,803       3,669
 SMITH BARNEY PACIFIC BASIN PORTFOLIO
 Unit Value at beginning of period (2)                     $  0,910    $ 0.906     $    0.899    $ 0.898     $ 1.000      $1.000
 Unit Value at end of period                                  0.983      0.977          0.910      0.906       0.899       0.898
 Number of units outstanding at end of period
   (thousands)                                               10,502      3,487          6,012      2,351       1,842         978
 MFS TOTAL RETURN PORTFOLIO
 Unit Value at beginning of period (1)                     $  1.216    $ 1.211     $    0.979    $ 0.977     $ 1.000      $1.000
 Unit Value at end of period                                  1.376      1.366          1.216      1.211       0.979       0.977
 Number of units outstanding at end of period
   (thousands)                                               68,217     14,690         41,794      9,473       9,099       3,479
 AIM CAPITAL APPRECIATION PORTFOLIO
 Unit Value at beginning of period (5)                     $  0.958    $ 0.957     $    1.000    $ 1.000     $    --      $   --
 Unit Value at end of period                                  1.088      1.084          0.958      0.957          --          --
 Number of units outstanding at end of period
   (thousands)                                               71,085     12,862         20,366      5,394          --          --
SMITH BARNEY SERIES FUND:
 TOTAL RETURN PORTFOLIO
 Unit Value at beginning of period (6)                     $  1.251    $ 1.247     $    1.010    $ 1.010     $ 1.000      $1.000
 Unit Value at end of period                                  1.550      1.541          1.251      1.247       1.010       1.010
 Number of units outstanding at end of period
   (thousands)                                               58,898      9,169         32,564      4,874       1,109         277


(1) Initial period covers June 20, 1994 (date of availability under Fund BD) to December 31, 1994.
(2) Initial period covers June 21, 1994 (date of availability under Fund BD) to December 31, 1994.
(3) Initial period covers June 28, 1994 (date of availability under Fund BD) to December 31, 1994.
(4) Initial period covers June 22, 1994 (date of availability under Fund BD) to December 31, 1994.
(5) Initial period covers October 2, 1995 (date of availability under Fund BD) to December 31, 1994.
(6) Initial period covers November 21, 1994 (date of availability under Fund BD) to December 31, 1994.

The financial statements of Fund BD are contained in the Annual Report to Contract Owners, which is incorporated by reference in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the Statement of Additional Information.

                                   APPENDIX B

--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in Fund BD or any other separate account sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.


Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of Fund BD or any of the funding options does not affect the Fixed Account portion of the contract owner's contract value, or the dollar amount of fixed annuity payments made under any payout option.



We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.



Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.


Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as the Company prospectively declares from time to time.

The initial rate for any allocations into the Fixed Account is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credit to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the Contract effective date. The transfers are limited to an amount of up to 15% of the Fixed Account Value on the semiannual Contract effective date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other funding options may not be transferred back to the Fixed Account for a period of at least 6 months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging program.

                                   APPENDIX C

--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:


        The Insurance Company
        Principal Underwriter
        Distribution and Management Agreement
        Valuation of Assets
        Performance Data
        Independent Accountants
        Financial Statements

--------------------------------------------------------------------------------


Copies of the Statement of Additional Information dated May 1, 1997 (Form No. L-12253S) are available without charge. To request a copy, please clip this coupon on the dotted line, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-9061.


Name:
--------------------------------------------------------------------------------
Address:
================================================================================

                                     PART B

          Information Required in a Statement of Additional Information

                                     VINTAGE

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                                   May 1, 1997

                                       for

                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 1, 1997. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-9061, or by calling 1-800-842-8573.




                                TABLE OF CONTENTS

THE INSURANCE COMPANY..................................................  2

PRINCIPAL UNDERWRITER..................................................  2

DISTRIBUTION AND MANAGEMENT AGREEMENT..................................  2

PERFORMANCE INFORMATION................................................  2

VALUATION OF ASSETS....................................................  5

TELEPHONE TRANSFERS....................................................  6

FEDERAL TAX CONSIDERATIONS.............................................  6

INDEPENDENT ACCOUNTANTS................................................  9

FINANCIAL STATEMENTS...................................................  F-1

                              THE INSURANCE COMPANY

        The Travelers Insurance Company (the "Company"), is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183, and its telephone number is (860) 277-0111.

        The Company is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned through a wholly owned subsidiary, by Travelers Group Inc., a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services;
(ii) Consumer Finance Services; (iii) Life Insurance Services; and (iv) Property and Casualty Insurance Services.


                              PRINCIPAL UNDERWRITER

        Tower Square Securities, Inc. ("Tower Square"), a wholly-owned subsidiary of the Company, serves as principal underwriter for Fund BD and the Contracts. The offering is continuous. Tower Square's principal executive offices are located at One Tower Square, Hartford, Connecticut. It is anticipated that an affiliated broker-dealer will become the principal underwriter during 1997.


                      DISTRIBUTION AND MANAGEMENT AGREEMENT

        Under the terms of the Distribution and Management Agreement among Fund BD, the Company and Tower Square, the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts sold by the Company in connection with the Fund BD. Tower Square performs the sales functions related to the Contracts. The Company reimburses Tower Square for commissions paid, other sales expenses and certain overhead expenses connected with sales functions. The Company also pays all costs (including costs associated with the preparation of sales literature); all costs of qualifying Fund BD and the variable annuity contract with regulatory authorities; the costs of proxy solicitation; and all custodian, accountant's and legal fees. The Company also provides without cost to the Fund BD all necessary office space, facilities, and personnel to manage its affairs.


                             PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for funding options of Fund BD. The Company may advertise the "standardized average annual total returns" of the funding options available through the Separate Account, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the "non-standardized total return," as described below:

        STANDARDIZED METHOD. Quotations of average annual total return are computed according to a formula in which a hypothetical initial investment of $1,000 is allocated to an funding option, and then related to ending redeemable values over one-, five- and ten-year periods, or inception, if a funding option has not been in existence for one of the prescribed periods. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge ($30) is converted to a percentage of assets based on the actual fee collected, divided by the average net assets per contract sold under the Prospectus to which this SAI relates. Each quotation assumes a total redemption at the end of each period with the assessment of any applicable withdrawal charge at that time.

        NON-STANDARDIZED METHOD. Non-standardized "total return" will be calculated in a manner similar to "standardized" as describe above. However, non-standardized total return will not reflect the deduction of any applicable withdrawal charge or the $30 annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

        GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund BD and the funding options.

        For funding options that were in existence before they became available under Fund BD, the standardized average total return and non-standardized total return quotations will show the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held available under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance. A Contract Owner's Contract Value at redemption may be more or less than original cost.

Average annual total returns for each of the funding options available under Fund BD computed according to the standardized and non-standardized methods for the period ending December 31, 1996 are set forth in the following table.

                     STANDARDIZED TOTAL RETURN CALCULATIONS

----------------------------------------------------------------------------------------------

Portfolio Name                   Regular       Since        Enhanced     Since       Inception
                                 1 Year        Inception    1 Year       Inception   Date
----------------------------------------------------------------------------------------------
Smith Barney Income and          12.36%        16.33%       12.02%       15.99%      6/20/94
  Growth
Alliance Growth                  21.85%        23.97%       21.49%       23.61%      6/20/94
American Capital                 15.47%        20.22%       15.13%       19.87%      6/21/94
  Enterprise
Smith Barney                     10.32%         6.07%        9.99%        5.76%      6/20/94
  International Equity
Smith Barney Pacific Basin        2.03%        -3.08%        1.73%       -3.35%      6/21/94
TBC Managed Income               -4.21%         3.94%       -4.49%        3.63%      6/28/94
Putnam Diversified Income         0.95%         7.14%        0.64%        6.82%      6/20/94
G.T. Global Strategic            11.39%         9.39%       11.06%        9.07%      6/21/94
  Income
Smith Barney High Income          5.80%         8.85%        5.48%        8.52%      6/22/94
MFS Total Return                  7.14%        11.42%        6.82%       11.09%      6/20/94
  Portfolio
 Smith Barney Money Market       -2.29%         1.45%       -2.58%        1.14%      6/20/94
AIM Capital Appreciation          7.55%         2.24%        7.23%        1.94%      10/10/95
Smith Barney Total Return        17.93%        17.40%       17.58%       17.06%      12/3/93
MFS Emerging Growth                 N/A        -5.48%          N/A       -5.52%      8/30/96


                    NONSTANDARDIZED TOTAL RETURN CALCULATIONS

----------------------------------------------------------------------------------------------

                                 Regular       Since        Enhanced     Since       Inception
Portfolio Name                   1 Year        Inception    1 Year       Inception   Date
----------------------------------------------------------------------------------------------
Smith Barney Income and          18.38%        18.21%       18.05%       17.88%      6/20/94
  Growth
Alliance Growth                  27.87%        25.68%       27.51%       25.33%      6/20/94
American Capital                 21.49%        22.01%       21.15%       21.67%      6/21/94
  Enterprise
Smith Barney                     16.34%         8.23%       16.01%        7.93%      6/20/94
  International Equity
Smith Barney Pacific Basin        8.05%        -0.66%        7.75%       -0.93%      6/21/94
TBC Managed Income                1.82%         6.18%        1.53%        5.88%      6/28/94
Putnam Diversified Income         6.97%         9.26%        6.67%        8.96%      6/20/94
G.T. Global Strategic            17.41%        11.45%       17.08%       11.14%      6/21/94
  Income
Smith Barney High Income         11.82%        10.92%       11.50%       10.61%      6/22/94
MFS Total Return                 13.16%        13.42%       12.84%       13.10%      6/20/94
  Portfolio
 Smith Barney Money Market        3.73%         3.75%        3.44%        3.46%      6/20/94
AIM Capital Appreciation         13.57%         7.11%       13.25%        6.81%      10/10/95
Smith Barney Total Return        23.96%        18.13%       23.61%       17.80%      12/3/93
MFS Emerging Growth                 N/A         0.53%          N/A        0.48%      8/30/96

                               VALUATION OF ASSETS

        The value of the assets of each funding option is determined on each business as of the close of the New York Stock Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

        Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

        Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

        Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes in account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

                              NET INVESTMENT FACTOR

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the immediately preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a funding option from one valuation period to the next. The net investment factor for a funding option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable funding option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a funding option is equal to (a) minus (b), divided by (c) where:

    (a) = investment income plus capital gains and losses (whether realized or unrealized); (b) = any deduction for applicable taxes (presently zero); and
    (c) = the value of the assets of the funding option at the beginning of the valuation period.


        The gross investment rate may be either positive or negative. A Sub-Account's assets are based on the net asset value of the funding option, and investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each funding option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the business day just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit Value applicable to each funding option was established at $1.00. An Annuity Unit Value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                               TELEPHONE TRANSFERS

   A contract owner may place a transfer request by telephone. The telephone transfer privilege is available automatically; no special election is necessary for a contract owner to have this privilege. All transfers must be in accordance with the terms of the Contract. Transfer instructions are currently accepted on each business day between 9:00 a.m. and 4:00 p.m., Eastern time, at 1-800-842-8573. Once instructions have been accepted, they may not be rescinded; however, new telephone instructions may be given the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and will promptly notify the caller.

   The Company will make a reasonable effort to record each telephone transfer conversation, but in the event that no recording is effective or available, the contract owner will remain liable for each telephone transfer effected. Additionally, the Company is not liable for acting upon instructions believed to be genuine and in accordance with the procedures described above. As a result of this policy, the contract owner may bear the risk of loss in the event that the Company follows instructions that prove to be fraudulent.


                           FEDERAL TAX CONSIDERATIONS

   The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS
   Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which a participant under a qualified plan, a Section 403(b) annuity, or an IRA attains age 701/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS
   Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

   If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

   Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

   The federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. Failure to meet these requirements will cause the surviving joint owner, or the beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES

   To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

   The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $30,000 for each participant.

SIMPLE Plan IRA Form

   Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

QUALIFIED PENSION AND PROFIT-SHARING PLANS
   Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

   Distributions are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Certain lump-sum distributions may be eligible for special forward averaging tax treatment for certain classes of individuals.

FEDERAL INCOME TAX WITHHOLDING
   The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

   There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

(a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

(b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

(c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

   A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)
   To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
   YEAR)

   The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1997, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $14,850 or less per year, will generally be exempt from periodic withholding.

   Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

   Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.



                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Fund BD. The services provided to Fund BD included primarily the audit of the Fund's financial statements. Financial statements for the year ended December 31, 1996 of Fund BD appear in the Fund's annual report, which is incoporated by reference in this SAI. Such financial statements have been audited by Coopers & Lybrand L.L.P., as indicated in their report thereon in reliance upon the authority of said firm as experts in accounting and auditing.

        The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                          Independent Auditors' Report



The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 17, 1997

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS


---------------------------------------------------------------------------------------------------
(for the year ended December 31, in millions)                       1996         1995          1994
---------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $1,379       $1,496       $ 1,492
Net investment income                                              1,887        1,824         1,702
Realized investment gains                                             65          106            13
Other                                                                298          221           199
---------------------------------------------------------------------------------------------------
         Total revenues                                            3,629        3,647         3,406
---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                              1,163        1,185         1,216
Interest credited to contractholders                                 830          967           961
Amortization of deferred acquisition costs and
   value of insurance in force                                       281          290           281
Other operating expenses                                             380          368           351
---------------------------------------------------------------------------------------------------
         Total benefits and expenses                               2,654        2,810         2,809
---------------------------------------------------------------------------------------------------

Income from continuing operations before
   federal income taxes                                              975          837           597
---------------------------------------------------------------------------------------------------

Federal income taxes:
  Current expense (benefit)                                          284          233           (96)
  Deferred                                                            58           57           307
---------------------------------------------------------------------------------------------------
         Total federal income taxes                                  342          290           211
---------------------------------------------------------------------------------------------------

Income from continuing operations                                    633          547           386

Discontinued operations, net of income taxes
   Income from operations (net of taxes of $0, $18 and $83)           --           72           150
   Gain on disposition (net of taxes of $14, $68 and $18)             26          131             9
---------------------------------------------------------------------------------------------------
         Income from discontinued operations                          26          203           159
---------------------------------------------------------------------------------------------------

Net income                                                           659          750           545
Retained earnings beginning of year                                2,312        1,562         1,017
Dividends to parent                                                  500           --            --
---------------------------------------------------------------------------------------------------
Retained earnings end of year                                     $2,471       $2,312       $ 1,562
---------------------------------------------------------------------------------------------------





                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

-------------------------------------------------------------------------------------------------------
(at December 31, in millions)                                                        1996          1995
-------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost, $18,515; $18,187)       $18,846       $18,842
Equity securities, at fair value (cost, $325; $182)                                   332           224
Mortgage loans                                                                      2,883         3,626
Real estate held for sale, net of accumulated depreciation of $0; $9                  297           293
Policy loans                                                                        1,910         1,888
Short-term securities                                                                 891         1,554
Other investments                                                                   1,235           874
-------------------------------------------------------------------------------------------------------
         Total investments                                                         26,394        27,301
-------------------------------------------------------------------------------------------------------
Cash                                                                                   74            73
Investment income accrued                                                             343           338
Premium balances receivable                                                           105           107
Reinsurance recoverables                                                            3,858         4,107
Deferred acquisition costs and value of insurance in force                          2,133         1,962
Separate and variable accounts                                                      9,023         6,949
Other assets                                                                        1,043         1,464
-------------------------------------------------------------------------------------------------------
         Total assets                                                             $42,973       $42,301
-------------------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                                              $13,693       $14,525
Future policy benefits                                                             11,450        11,783
Policy and contract claims                                                            536           571
Separate and variable accounts                                                      8,948         6,916
Commercial paper                                                                       50            73
Deferred federal income taxes                                                          57            32
Other liabilities                                                                   1,911         2,173
-------------------------------------------------------------------------------------------------------
         Total liabilities                                                         36,645        36,073
-------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million
 shares authorized, issued and outstanding                                            100           100
Additional paid-in capital                                                          3,170         3,134
Retained earnings                                                                   2,471         2,312
Unrealized investment gains, net of taxes                                             587           682
-------------------------------------------------------------------------------------------------------
         Total shareholder's equity                                                 6,328         6,228
-------------------------------------------------------------------------------------------------------

         Total liabilities and shareholder's equity                               $42,973       $42,301
-------------------------------------------------------------------------------------------------------



                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           Increase (Decrease) in Cash

----------------------------------------------------------------------------------------------------------
(for the year ended December 31, in millions)                          1996            1995           1994
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums collected                                               $  1,387        $  1,346        $ 1,394
  Net investment income received                                      1,910           1,855          1,719
  Other revenues received (expense paid)                                131              90             (2)
  Benefits and claims paid                                           (1,060)           (846)        (1,115)
  Interest credited to contractholders                                 (820)           (960)          (868)
  Operating expenses paid                                              (343)           (615)          (536)
  Income taxes paid                                                    (328)            (63)           (27)
  Other                                                                 (70)           (137)           (81)
----------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                         807             670            484
      Net cash provided by (used in) discontinued operations           (350)           (596)           233
----------------------------------------------------------------------------------------------------------
      Net cash provided by operations                                   457              74            717
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of investments
    Fixed maturities                                                  1,928           1,974          2,528
    Mortgage loans                                                      917             680          1,266
  Proceeds from sales of investments
    Fixed maturities                                                  9,101           6,773          1,316
    Equity securities                                                   479             379            357
    Mortgage loans                                                      178             704            546
    Real estate held for sale                                           210             253            728
  Purchases of investments
    Fixed maturities                                                (11,556)        (10,748)        (4,594)
    Equity securities                                                  (594)           (305)          (340)
    Mortgage loans                                                     (470)           (144)          (102)
  Policy loans, net                                                     (23)           (325)          (193)
  Short-term securities, (purchases) sales, net                         498             291           (367)
  Other investments, (purchases) sales, net                            (137)           (267)          (299)
  Securities transactions in course of settlement                       (52)            258             24
  Net cash provided by (used in) investing activities of
    discontinued operations                                             348           1,425           (261)
----------------------------------------------------------------------------------------------------------
      Net cash provided by investing activities                         827             948            609
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance (redemption) of short-term debt, net                         (23)             (1)            73
  Contractholder fund deposits                                        2,493           2,705          1,951
  Contractholder fund withdrawals                                    (3,262)         (3,755)        (3,357)
  Dividends to parent company                                          (500)             --             --
  Return of capital to parent company                                    --              --            (23)
  Net cash provided by financing activities
    of discontinued operations                                           --              --             84
 Other                                                                    9              --             (2)
----------------------------------------------------------------------------------------------------------
      Net cash used in financing activities                          (1,283)         (1,051)        (1,274)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                    $      1        $    (29)       $    52
----------------------------------------------------------------------------------------------------------
Cash at December 31                                                $     74        $     73        $   102
----------------------------------------------------------------------------------------------------------


                 See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.     NATURE OF OPERATIONS

       The Travelers Insurance Company and Subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI). TIGI is an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group), a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services; (ii) Consumer Finance Services; (iii) Property & Casualty Insurance Services; and (iv) Life Insurance Services (through the Company). The periodic reports of Travelers Group provide additional business and financial information concerning that company and its consolidated subsidiaries.

       The Company principally operates through two major business units within its Life Insurance Services segment:

       - TRAVELERS LIFE AND ANNUITY offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans. These products are primarily marketed through The Copeland Companies (Copeland), an indirect, wholly owned subsidiary of the Company, the Financial Consultants of Smith Barney Inc., an affiliate of the Company, and a core group of approximately 500 independent agencies. The Company's Corporate and Other Segment was absorbed into Travelers Life and Annuity during the second quarter of 1996.

       - PRIMERICA LIFE INSURANCE offers individual life products, primarily term insurance, to consumers through a nationwide sales force of more than 86,000 full and part-time independent representatives.

       The Company sold group life and health insurance through its Managed Care and Employee Benefits Operations segment (MCEBO) through 1994. See Note 4.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Significant accounting policies used in the preparation of the accompanying financial statements follow.

       Basis of presentation

       The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are: The Travelers Life and Annuity Company (TLAC), and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

       As discussed in Note 4 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife) and also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and through that date had been accounted for on the equity method. The Company's discontinued operations reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from the sales of these businesses. All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's MCEBO segment in 1994. MCEBO marketed group life and health insurance, managed health care programs and administrative services associated with employee benefit plans.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life Insurance Company (Transport Life). Immediately prior to this distribution, the Company distributed Transport Life, an indirect wholly owned subsidiary of the Company, to TIGI, as a return of capital.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

       As more fully described in Note 4, all of the operations comprising MCEBO are presented as a discontinued operation and, accordingly, prior year amounts have been restated.

       Certain prior year amounts have been reclassified to conform with the 1996 presentation.

       Investments

       Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are valued based upon quoted market prices, or if quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

       Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

       Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1996 and 1995.

       Real estate held for sale is carried at the lower of cost or fair value less estimated costs to sell. Fair value of foreclosed properties is established at time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other acceptable techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1996 and 1995.

       Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

       Derivative Financial Instruments

       The Company uses derivative financial instruments, including financial futures contracts, equity options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

       Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

       Forward contracts, equity options, and interest rate swaps and caps were not significant at December 31, 1996 and 1995. Information concerning derivative financial instruments is included in Note 8.

       Investment Gains and Losses

       Realized investment gains and losses are included as a component of pretax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

       Policy Loans

       Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

       Deferred Acquisition Costs and Value of Insurance in Force

       Costs of acquiring individual life insurance, annuities and health business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and guaranteed renewable health contracts, including long-term care, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 10- to 25-year amortization period is used; for guaranteed renewable health, a 10- to 20-year period, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.

       Separate and Variable Accounts

       Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

       Goodwill

       Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value, which in the view of management, would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

       Contractholder Funds

       Contractholder funds represent receipts from the issuance of universal life, pension investment and certain deferred annuity contracts. Contractholder Fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 8.6%.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Future Policy Benefits

       Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

       Permitted Statutory Accounting Practices

       The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of those states. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

       Premiums

       Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

       Other Revenues

       Other revenues include surrender, mortality and administrative charges and fees as earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets and operations other than realized investment gains and losses and revenues of non-insurance subsidiaries.

       Interest Credited to Contractholders

       Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Federal Income Taxes

       The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

       Future Application of Accounting Standards

       In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 125 (FAS 125), "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". FAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued FAS 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. The adoption of the provisions of this statement effective January 1, 1997 will not have a material impact on results of operations, financial condition or liquidity and the Company is currently evaluating the impact of the provisions whose effective date has been delayed until January 1, 1998.

3.     CHANGES IN ACCOUNTING PRINCIPLES

       Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of

       Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires that long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's results of operations, financial condition, or liquidity.

       Accounting for Stock-Based Compensation

       The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. In October 1995, the Financial Accounting Standards Board issued

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


3.     CHANGES IN ACCOUNTING PRINCIPLES, Continued

       Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options. Had the Company applied FAS 123 in accounting for stock options, net income would have been reduced by $2.8 million and $1.3 million in 1996 and 1995, respectively.

       Accounting by Creditors for Impairment of a Loan

       Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," and Statement of Financial Accounting Standards No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," which describe how impaired loans should be measured when determining the amount of a loan loss accrual. These statements amended existing guidance on the measurement of restructured loans in a troubled debt restructuring involving a modification of terms. Their adoption did not have a material impact on the Company's results of operations, financial condition, or liquidity.

4.     DISPOSITIONS AND DISCONTINUED OPERATIONS

       In December 1994, the Company and its affiliates sold their group dental insurance business to MetLife for $52 million and recognized a gain of $9 million net of taxes. On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and recognized in the first quarter of 1995 a gain of $20 million net of taxes. In connection with the sale, the Company ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

       On January 3, 1995, the Company and MetLife and certain of their affiliates, formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction. Upon formation of the joint venture, the Company owned 42% of the outstanding capital stock of MetraHealth, TIGI owned 8% and the other 50% was owned by MetLife and its affiliates. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth resulting in a reduction in the participation of the Company and TIGI, and MetLife in the MetraHealth venture to 48.25% each. As the medical insurance business of the Company came due for renewal, the risks were transferred to MetraHealth and the related operating results for this medical insurance business were reported by the Company in 1995 as part of discontinued operations.

       On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation and through that date had accounted for its interest in MetraHealth on the equity method. Gross proceeds to the Company in 1995 were $708 million in cash recognizing a gain of $111 million after-tax. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


4.     DISPOSITIONS AND DISCONTINUED OPERATIONS, Continued

       All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's MCEBO segment in 1994. The Company's discontinued operations in 1996 and 1995 reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from sales of these businesses. Revenues from discontinued operations for the years ended December 31, 1996, 1995 and 1994 amounted to $85.6 million, $1.2 billion and $3.3 billion, respectively. The assets and liabilities of the discontinued operations have not been segregated in the consolidated balance sheet as of December 31, 1996 and 1995. The assets and liabilities of the discontinued operations consist primarily of investments and insurance-related assets and liabilities. At December 31, 1996, these assets and liabilities each amounted to $180 million. At December 31, 1995, these assets and liabilities each amounted to $1.8 billion.

       In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life. Immediately prior to this distribution, the Company distributed Transport, an indirect, wholly owned subsidiary of the Company, to TIGI, as a return of capital, resulting in a reduction in additional paid-in capital of $334 million. The results of Transport through September 1995 are included in income from continuing operations.

5.     COMMERCIAL PAPER AND LINES OF CREDIT

       The Company issues commercial paper directly to investors and had $50 million outstanding at December 31, 1996. The Company maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. Interest expense related to the commercial paper was not significant in 1996.

       Travelers Group, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Travelers Group) and the Company have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Travelers Group, CCC or the Company. The Company's participation in this agreement is limited to $250 million. The revolving credit facility consists of a five-year revolving credit facility which expires in 2001. At December 31, 1996, $100 million was allocated to the Company. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1996, the Company was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1996 and 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.     REINSURANCE

       The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured. Since June 1994, the Company is reinsuring its life insurance risks via first dollar quota share treaties on an 80%/20% basis. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies which vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

       The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, Travelers Property Casualty Corp. (TAP).

       A summary of reinsurance financial data reflected within the consolidated statement of operations and retained earnings is presented below (in millions):

-------------------------------------------------------------------------------
                                             1996           1995           1994
-------------------------------------------------------------------------------
Written Premiums:
   Direct                                 $ 1,982        $ 2,166        $ 2,153

   Assumed from:
      Non-affiliated companies                  5             --             --

   Ceded to:
      Affiliated companies                   (284)          (374)          (358)
      Non-affiliated companies               (309)          (302)          (306)
-------------------------------------------------------------------------------
   Total net written premiums             $ 1,394        $ 1,490        $ 1,489
-------------------------------------------------------------------------------


Earned Premiums:
   Direct                                 $ 1,897        $ 2,067        $ 2,301

   Assumed from:
      Non-affiliated companies                  5             --             --

   Ceded to:
      Affiliated companies                   (219)          (283)          (384)
      Non-affiliated companies               (315)          (298)          (305)
-------------------------------------------------------------------------------
   Total  net earned premiums             $ 1,368        $ 1,486        $ 1,612
-------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.     REINSURANCE, Continued

       Reinsurance recoverables at December 31, include amounts recoverable on unpaid and paid losses and were as follows (in millions):

--------------------------------------------------------------------------------
                                                             1996           1995
--------------------------------------------------------------------------------
Reinsurance Recoverables:
   Life and accident and health business:
      Non-affiliated companies                             $1,497         $1,744

   Property-casualty business:
      Affiliated companies                                  2,361          2,363
--------------------------------------------------------------------------------

   Total  Reinsurance Recoverables                         $3,858         $4,107
================================================================================

       Total reinsurance recoverables at December 31, 1996 and 1995 include $720 million and $929 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses. See Note 4.

7.     SHAREHOLDER'S EQUITY

       Additional Paid-In Capital

       The increase of $36 million in additional paid-in capital during 1996 is due primarily to contributions of non-insurance subsidiaries from TIGI.

       Unrealized Investment Gains (Losses)

       An analysis of the change in unrealized gains and losses on investments is shown in Note 15.

       Shareholder's Equity and Dividend Availability

       The Company's statutory net income, which includes all insurance subsidiaries, was $656 million, $235 million and $100 million for the years ended December 31, 1996, 1995 and 1994, respectively.

       The Company's statutory capital and surplus was $3,442 million and $3,197 million at December 31, 1996 and 1995, respectively.

       The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $507 million is available in 1997 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

       In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8.     DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL
       INSTRUMENTS

       Derivative Financial Instruments

       The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

       These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

       The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

       The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

       Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

       At December 31, 1996 and 1995, the Company held financial futures contracts with notional amounts of $169 million and $68 million, respectively, and a deferred gain of $1 million and a deferred loss of $.2 million, respectively. Total gains from financial futures of $2 million were deferred at December 31, 1996. These deferred gains, which relate to anticipated investment purchases and investment product sales expected to occur by the end of the second quarter of 1997, are reported as other liabilities. At December 31, 1996 and 1995, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

       The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1996 and 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, Continued

       The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gives the Company the right to receive payments if interest rates exceed specific levels at specific dates. The premium of $2 million paid for this instrument is being amortized over its life. The interest rate cap asset is reported at fair value which is $1 million at December 31, 1996.

       Financial Instruments with Off-Balance Sheet Risk

       In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1996 and 1995.

       Fair Value of Certain Financial Instruments

       The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments which are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

       At December 31, 1996 and 1995, investments in fixed maturities had a carrying value and a fair value of $18.8 billion. See Note 15.

       At December 31, 1996, mortgage loans had a carrying value of $2.9 billion, which approximated fair value, compared with a carrying value of $3.6 billion, which approximated fair value at December 31, 1995. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

       The carrying values of $154 million and $647 million of financial instruments classified as other assets approximated their fair values at December 31, 1996 and 1995, respectively. The carrying values of $825 million and $1.3 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 1996 and 1995, respectively. Fair value is determined using various methods including discounted cash flows, as appropriate for the various financial instruments.

       At December 31, 1996, contractholder funds with defined maturities had a carrying value of $1.7 billion and a fair value of $1.7 billion, compared with a carrying value of $2.4 billion and a fair value of $2.5 billion at December 31, 1995. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $9.1 billion and a fair value of $8.8 billion at December 31, 1996, compared with a carrying value of $9.3 billion and a fair value of $9.0 billion at December 31, 1995. These contracts generally are valued at surrender value.

       The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $1.1 billion and $1.1 billion, respectively, at December 31, 1996, compared with a carrying value and a fair value of $1.5 billion and $1.6 billion, respectively, at December 31, 1995. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $1.0 billion and $.9 billion, respectively, at December 31, 1996, compared with a carrying value and a fair value of $1.5 billion and $1.4 billion, respectively, at December 31, 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, Continued

       The carrying values of cash, short-term securities, investment income accrued and commercial paper approximated their fair values.

       The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

9.     COMMITMENTS AND CONTINGENCIES

       Financial Instruments with Off-Balance Sheet Risk

       See Note 8 for a discussion of financial instruments with off-balance sheet risk.

       Litigation

       The Company is a defendant or codefendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1996, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.    BENEFIT PLANS

       Pension Plans

       The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Travelers Group covering the majority of Travelers Group's U.S. employees. Benefits for the qualified plan are based on an account balance formula. Under this formula, each employee's accrued benefit can be expressed as an account that is credited with amounts based upon the employee's pay, length of service and a specified interest rate, all subject to a minimum benefit level. This plan is funded in accordance with the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code.

       The Company also participates in a nonqualified, noncontributory defined benefit pension plan sponsored by an affiliate covering the majority of the Company's U.S. employees. Contributions are based on benefits paid.

       The Company's share of net pension expense was not significant for 1996, 1995 and 1994.

       Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1996, 1995 and 1994.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


10.    BENEFIT PLANS, Continued

       Other Benefit Plans

       In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees through a plan sponsored by TIGI. Retirees may elect certain prepaid health care benefit plans. Life insurance benefits are generally set at a fixed amount. Beginning January 1, 1996, these plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. The cost recognized by the Company for these benefits represents its allocated share of the total costs of the plan, net of retiree contributions. The Company's share of the total cost of the plan for 1996, 1995 and 1994 was not significant.

       401(K) Savings Plan

       Under the savings, investment and stock ownership plan available to substantially all employees of TIGI, the Company matches a portion of employee contributions. Effective April 1, 1993, the match decreased from 100% to 50% of an employee's first 5% contribution and a variable match based on the profitability of TIGI and its subsidiaries was added through December 31, 1995. Effective January 1, 1996, the match remained at 50% of an employee's first 5% contribution with a maximum of $1,000. Effective January 1, 1997, employee contributions will be matched with Travelers Group stock options. The Company's matching obligation was not significant in 1996, 1995 and 1994.

11.    RELATED PARTY TRANSACTIONS

       The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by the Company. Settlements for these payments between the Company and its affiliates are made regularly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

       An affiliate maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1996 and 1995, the pool totaled approximately $2.9 billion and $2.2 billion, respectively. The Company's share of the pool amounted to $196 million and $1.4 billion at December 31, 1996 and 1995, respectively, and is included in short-term securities in the consolidated balance sheet.

       The Company sells structured settlement annuities to TAP in connection with the settlement of certain policyholder obligations. Such deposits were $40 million, $38 million and $39 million for 1996, 1995 and 1994, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



11.    RELATED PARTY TRANSACTIONS, Continued

       The Company markets deferred annuity products and life and health insurance through its affiliate, Smith Barney Inc. Premiums and deposits related to these products were $820 million, $583 million and $161 million in 1996, 1995 and 1994, respectively.

       At December 31, 1996 and 1995, the Company had an investment of $22 million and $24 million, respectively, in bonds of its affiliate, CCC. This is included in fixed maturities in the consolidated balance sheet.

       The Company had an investment of $648 million and $445 million in common stock of Travelers Group at December 31, 1996 and 1995, respectively. This investment is carried at fair value.

12.    LEASES

       Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $24 million, $22 million and $23 million in 1996, 1995 and 1994, respectively.

       -----------------------------------------------------------
                                                 Minimum operating
       (in millions)                               rental payments
       -----------------------------------------------------------
       Year ending December 31,
             1997                                             $ 57
             1998                                               49
             1999                                               41
             2000                                               39
             2001                                               42
             Thereafter                                        362
       -----------------------------------------------------------
                                                              $590
       -----------------------------------------------------------

       The Company is reimbursed by affiliates of TIGI for utilization of space and equipment. Future sublease rental income of approximately $92 million will partially offset these commitments. Minimum future capital lease payments are not significant.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES

       (in millions)                                      1996           1995          1994
       -------------------------------------------------------------------------------------
       Effective tax rate
       Income before federal income taxes                 $975           $837          $597
       Statutory tax rate                                   35%            35%           35%
       -------------------------------------------------------------------------------------
       Expected federal income taxes                      $341           $293          $209
       Tax effect of:
          Nontaxable investment income                      (3)            (4)           (4)
          Other, net                                         4              1             6
       -------------------------------------------------------------------------------------
       Federal income taxes (benefit)                     $342           $290          $211
       -------------------------------------------------------------------------------------
       Effective tax rate                                   35%            35%           35%
       -------------------------------------------------------------------------------------
       Composition of federal income taxes
       Current:
          United States                                   $263           $220         $(108)
          Foreign                                           21             13            12
       -------------------------------------------------------------------------------------
             Total                                         284            233           (96)
       -------------------------------------------------------------------------------------
       Deferred:
          United States                                     57             52           302
          Foreign                                            1              5             5
       -------------------------------------------------------------------------------------
             Total                                          58             57           307
       -------------------------------------------------------------------------------------
       Federal income taxes                               $342           $290          $211
       -------------------------------------------------------------------------------------

       Tax benefits allocated directly to shareholder's equity for the years ended December 31, 1996 and 1995 were $8 million and $7 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES, Continued

       The net deferred tax liabilities at December 31, 1996 and 1995 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


       (in millions)                                                            1996      1995
       ---------------------------------------------------------------------------------------
       Deferred tax assets:
         Benefit, reinsurance and other reserves                               $ 510     $ 447
         Contractholder funds                                                     32        54
         Operating lease reserves                                                 71        56
         Other employee benefits                                                 104        74
         Other                                                                   121       208
       ---------------------------------------------------------------------------------------
           Total                                                                 838       839
       ---------------------------------------------------------------------------------------
       Deferred tax liabilities:
         Deferred acquisition costs and value of insurance in force              571       538
         Investments, Net                                                        131       152
         Other                                                                    93        81
       ---------------------------------------------------------------------------------------
           Total                                                                 795       771
       ---------------------------------------------------------------------------------------
       Net deferred tax asset before valuation allowance                          43        68
       Valuation allowance for deferred tax assets                              (100)     (100)
       ---------------------------------------------------------------------------------------
       Net deferred tax (liability) asset after valuation allowance            $ (57)    $ (32)
       ---------------------------------------------------------------------------------------

       Starting in 1994 and continuing for at least five years, the Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated return on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES, Continued

       A net deferred tax asset valuation allowance of $100 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1996. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

       At December 31, 1996, the Company has no ordinary or capital loss carryforwards.

       The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $932 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $326 million.

14.    NET INVESTMENT INCOME


       (For the year ended December 31, in millions)            1996           1995           1994
       -------------------------------------------------------------------------------------------
       Gross investment income
       Fixed maturities                                       $1,328         $1,191         $1,082
       Mortgage loans                                            331            419            511
       Policy loans                                              156            163            110
       Real estate held for sale                                  94            111            174
       Other                                                      77             97             52
       -------------------------------------------------------------------------------------------
                                                               1,986          1,981          1,929
       -------------------------------------------------------------------------------------------

       Investment expenses                                        99            157            227
       -------------------------------------------------------------------------------------------
       Net investment income                                  $1,887         $1,824         $1,702
       -------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES)

       Realized investment gains (losses) for the periods were as follows:

       (For the year ended December 31, in millions)            1996          1995         1994
       ----------------------------------------------------------------------------------------
       Realized
       Fixed maturities                                         $(63)         $(43)         $(3)
       Equity securities                                          47            36           18
       Mortgage loans                                             49            47            -
       Real estate held for sale                                  33            18            -
       Other                                                      (1)           48           (2)
       -----------------------------------------------------------------------------------------
       Realized investment gains                                $ 65          $106          $13
       ----------------------------------------------------------------------------------------

       Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

       (For the year ended December 31, in millions)           1996           1995            1994
       -------------------------------------------------------------------------------------------
       Unrealized
       Fixed maturities                                       $(323)        $1,974         $(1,319)
       Equity securities                                        (35)            46             (25)
       Other                                                    220            200             165
       -------------------------------------------------------------------------------------------
                                                               (138)         2,220          (1,179)
       Related taxes                                            (43)           778            (412)
       -------------------------------------------------------------------------------------------
       Change in unrealized investment gains (losses)           (95)         1,442            (767)
       Balance beginning of year                                682           (760)              7
       -------------------------------------------------------------------------------------------
       Balance end of year                                    $ 587         $  682         $  (760)
       --------------------------------------------------------------------------------------------

       The initial adoption of FAS 115 resulted in an increase of approximately $232 million (net of taxes) to net unrealized gains in 1994.

       Fixed Maturities

       Proceeds from sales of fixed maturities classified as available for sale were $9.1 billion and $6.8 billion in 1996 and 1995, respectively. Gross gains of $107 million and $80 million and gross losses of $175 million and $124 million in 1996 and 1995, respectively, were realized on those sales.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The amortized cost and fair value of investments in fixed maturities were as follows:

       ---------------------------------------------------------------------------------------------
       December 31, 1996
       ---------------------------------------------------------------------------------------------
                                                               Gross           Gross
                                          Amortized       unrealized      unrealized            Fair
       (in millions)                           cost            gains          losses           value
       ---------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                     $ 3,755             $ 69             $23         $ 3,801
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                  1,188               50               4           1,234
          Obligations of states,
             municipalities and
             political subdivisions              76                1               1              76
          Debt securities issued by
             foreign governments                565               24               3             586
          All other corporate bonds          12,925              259              41          13,143
          Redeemable preferred stock              6                -               -               6
       ---------------------------------------------------------------------------------------------
          Total                             $18,515             $403             $72         $18,846
       ---------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       -----------------------------------------------------------------------------------------------
       December 31, 1995
       -----------------------------------------------------------------------------------------------
                                                                 Gross           Gross
                                          Amortized         unrealized      unrealized            Fair
       (in millions)                           cost              gains          losses           value
       -----------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                     $ 4,174               $103             $15         $ 4,262
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                  1,327                116               -           1,443
          Obligations of states,
             municipalities and
             political subdivisions              91                  2               -              93
          Debt securities issued by
             foreign governments                311                 17               -             328
          All other corporate bonds          12,283                442              10          12,715
          Redeemable preferred stock              1                  -               -               1
       -----------------------------------------------------------------------------------------------
          Total                             $18,187               $680             $25         $18,842
       -----------------------------------------------------------------------------------------------


       The amortized cost and fair value of fixed maturities at December 31, 1996, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       -------------------------------------------------------------------------------------------
       Maturity                                                            Amortized          Fair
       (in millions)                                                            cost         value
       -------------------------------------------------------------------------------------------
       Due in one year or less                                               $   971       $   975
       Due after 1 year through 5 years                                        4,970         5,043
       Due after 5 years through 10 years                                      4,871         4,946
       Due after 10 years                                                      3,949         4,083
       -------------------------------------------------------------------------------------------
                                                                              14,761        15,047
       Mortgage-backed securities                                              3,754         3,799
       -------------------------------------------------------------------------------------------
          Total                                                              $18,515       $18,846
       -------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The Company makes investments in collateralized mortgage obligations
       (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

       At December 31, 1996 and 1995, the Company held CMOs, classified as available for sale with a fair value of $1.9 billion and $2.3 billion, respectively. Approximately 88% and 89% of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1996 and 1995. In addition, the Company held $843.5 million and $917 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1996 and 1995, respectively. Virtually all of these securities are rated AAA. The Company also held $1.4 billion and $1.3 billion of securities that are backed primarily by credit card or car loan receivables at December 31, 1996 and 1995, respectively.

       Equity Securities

       The cost and fair values of investments in equity securities were as follows:

       ---------------------------------------------------------------------------------------
       December 31, 1996
       ---------------------------------------------------------------------------------------
                                                            Gross         Gross
                                                       unrealized    unrealized           Fair
       (in millions)                           Cost         gains        losses          value
       ---------------------------------------------------------------------------------------
       Common stocks                           $211           $38           $30           $219
       Nonredeemable preferred stocks           114             2             3            113
       ---------------------------------------------------------------------------------------
         Total                                 $325           $40           $33           $332
       ---------------------------------------------------------------------------------------


       ---------------------------------------------------------------------------------------
       December 31, 1995
       ---------------------------------------------------------------------------------------
                                                            Gross        Gross
                                                       unrealized   unrealized           Fair
       (in millions)                           Cost         gains       losses          value
       ---------------------------------------------------------------------------------------
       Common stocks                           $138           $48           $5           $181
       Nonredeemable preferred stocks            44             2            3             43
       --------------------------------------------------------------------------------------
         Total                                 $182           $50           $8           $224
       --------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Proceeds from sales of equity securities were $479 million and $379 million in 1996 and 1995, respectively. Gross gains of $64 million and $27 million and gross losses of $11 million and $2 million in 1996 and 1995, respectively, were realized on those sales.

       Real estate held for sale and mortgage loans

       Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.


       At December 31, 1996 and 1995, the Company's real estate held for sale and mortgage loan portfolios consisted of the following (in millions):

       ----------------------------------------------------------------------------
                                                                1996           1995
       ----------------------------------------------------------------------------
       Current mortgage loans                                 $2,832         $3,385

       Underperforming mortgage loans                             51            241
       ----------------------------------------------------------------------------
              Total                                            2,883          3,626
       ----------------------------------------------------------------------------

       Real estate held for sale                                 297            293
       ----------------------------------------------------------------------------
              Total                                           $3,180         $3,919
       ----------------------------------------------------------------------------


       Aggregate annual maturities on mortgage loans at December 31, 1996 are as follows:

       ----------------------------------------------------
       (in millions)
       ----------------------------------------------------
       Past maturity                                 $   78
       1997                                             299
       1998                                             349
       1999                                             293
       2000                                             364
       2001                                             224
       Thereafter                                     1,276
       ----------------------------------------------------
           Total                                     $2,883
       ----------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Concentrations

       At December 31, 1996 and 1995, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

       The Company participates in a short-term investment pool maintained by an affiliate. See Note 11.

       Included in fixed maturities are below investment grade assets totaling $1.1 billion and $1.0 billion at December 31, 1996 and 1995, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

       The Company also had concentrations of investments, primarily fixed maturities, in the following industries:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       Banking                                                                    $1,959            $1,226
       Finance                                                                     1,823             1,491
       Electric utilities                                                          1,093             1,023
       Oil and gas                                                                   652               861
       ---------------------------------------------------------------------------------------------------

       Below investment grade assets included in the totals above, were as follows:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       Banking                                                                     $   1            $    8
       Finance                                                                        65                56
       Electric utilities                                                             49                26
       Oil and gas                                                                    58                66
       ---------------------------------------------------------------------------------------------------

       At December 31, 1996 and 1995, concentrations of mortgage loans were for properties located in highly populated areas in the states listed below:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       California                                                                 $  643         $     736
       New York                                                                      297               400
       ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no holdings in any state exceeding $258 million and $332 million at December 31, 1996 and 1995, respectively.

       Concentrations of mortgage loans by property type at December 31, 1996 and 1995 were as follows:

       ----------------------------------------------------------------------------------------------
       (in millions)                                                              1996           1995
       ----------------------------------------------------------------------------------------------
       Office                                                                   $1,195         $1,513
       Agricultural                                                                677            556
       Retail                                                                      307            426
       Apartment                                                                   284            580
       ----------------------------------------------------------------------------------------------

       The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

       Non-Income Producing Investments

       Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were as follows:


       ----------------------------------------------------------------------------------------
       (in millions)                                                           1996        1995
       ----------------------------------------------------------------------------------------
       Mortgage loans                                                           $ 7         $18
       Real estate                                                               37          65
       Fixed maturities                                                           -           4
       ----------------------------------------------------------------------------------------
       Total                                                                    $44         $87
       ----------------------------------------------------------------------------------------


       Restructured Investments

       The Company had mortgage loans and debt securities which were restructured at below market terms totaling approximately $18 million and $67 million at December 31, 1996 and 1995, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans amounted to $5 million in 1996 and $16 million in 1995. Interest on these assets, included in net investment income, aggregated $2 million and $8 million in 1996 and 1995, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



16.    DEPOSIT FUNDS AND RESERVES

       At December 31, 1996, the Company had $21.9 billion of life and annuity deposit funds and reserves. Of that total, $11.6 billion is not subject to discretionary withdrawal based on contract terms. The remaining $10.3 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $1.7 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.4 billion of the life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 5.0%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $3.2 billion of liabilities are surrenderable without charge. More than 11% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

17.    RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING
       ACTIVITIES

       The following table reconciles net income to net cash provided by operating activities:


       ----------------------------------------------------------------------------------------
       (For the year ended December 31, in millions)           1996          1995          1994
       ----------------------------------------------------------------------------------------
       Net income from continuing operations                  $ 633         $ 547         $ 386
          Adjustments to reconcile net income to
           net cash provided by operating activities
           Realized gains                                       (65)         (106)          (13)
           Deferred federal income taxes                         58            57           307
           Amortization of deferred policy acquisition
              costs and value of insurance in force             281           290           281
           Additions to deferred policy acquisition costs      (350)         (454)         (435)
           Investment income accrued                              2            (9)          (47)
           Premium balances receivable                           (6)           (8)            5
           Insurance reserves and accrued expenses               (1)          291           212
           Other                                                255            62          (212)
       ----------------------------------------------------------------------------------------
           Net cash provided by
               operating activities                             807           670           484
           Net cash provided by (used in)
               discontinued operations                         (350)         (596)          233
       ----------------------------------------------------------------------------------------
           Net cash provided by
               operations                                     $ 457         $  74         $ 717
       ----------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



18.    NONCASH INVESTING AND FINANCING ACTIVITIES

       Significant noncash investing and financing activities include: a) the 1995 transfer of assets with a fair market value of approximately $1.5 billion and statutory reserves and other liabilities of approximately $1.5 billion to MetLife (see Note 4); b) the 1995 return of capital of Transport to TIGI (see Note 4); c) the acquisition of real estate through foreclosures of mortgage loans amounting to $117 million, $97 million and $229 million in 1996, 1995 and 1994, respectively; d) the acceptance of purchase money mortgages for sales of real estate aggregating $23 million, $27 million and $96 million in 1996, 1995 and 1994, respectively; and e) the 1994 exchange of $23 million of the Company's investment in Travelers Group common stock for $35 million of Travelers Group nonredeemable preferred stock.

                                     VINTAGE

                       STATEMENT OF ADDITIONAL INFORMATION













                      Individual Variable Annuity Contract
                                    issued by





                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183















                                                                       May, 1997

VINTAGE ANNUITY

ANNUAL REPORT
DECEMBER 31, 1996

                 THE TRAVELERS FUND BD
                 FOR VARIABLE ANNUITIES

[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

                             THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
 Investments in eligible funds at market value:
      Travelers Series Fund Inc.:
            Alliance Growth Portfolio, 15,971,658 shares (cost $212,538,355)........................  $ 268,004,422
            Van Kampen American Capital Enterprise Portfolio, 5,840,606 shares (cost $76,780,466)...     92,339,974
            TBC Managed Income Portfolio, 1,942,452 shares (cost $20,764,747).......................     20,784,235
            G.T. Global Strategic Income Portfolio, 1,579,431 shares (cost $17,111,542).............     18,763,644
            Smith Barney High Income Portfolio, 4,450,230 shares (cost $49,858,605).................     52,690,729
            Smith Barney International Equity Portfolio, 9,145,616 shares (cost $98,628,311)........    114,868,937
            Smith Barney Income and Growth Portfolio, 7,007,128 shares (cost $88,570,798)...........    105,527,348
            Smith Barney Money Market Portfolio, 65,851,856 shares (cost $65,851,856)...............     65,851,856
            Putnam Diversified Income Portfolio, 6,015,886 shares (cost $67,132,707)................     69,603,797
            Smith Barney Pacific Basin Portfolio, 1,372,222 shares (cost $13,046,211)...............     13,777,106
            MFS Total Return Portfolio, 8,639,298 shares (cost $100,388,021)........................    113,779,555
            AIM Capital Appreciation Portfolio, 8,254,953 shares (cost $84,436,672).................     91,052,129
      The Travelers Series Trust:
            MFS Emerging Growth Portfolio, 505,023 shares (cost $5,493,405).........................      5,327,996
      Smith Barney Series Fund:
            Total Return Portfolio, 6,726,431 shares (cost $87,870,312).............................    105,806,760
                                                                                                      -------------

             Total Investments (cost $988,472,008)..................................................                $ 1,138,178,488

 Receivables:
      Dividends.....................................................................................                        129,190
      Purchase payments and transfers from other Travelers accounts.................................                      2,898,308
 Other assets.......................................................................................                         17,187
                                                                                                                    ---------------
            Total Assets............................................................................                  1,141,223,173
                                                                                                                    ---------------

LIABILITIES:
 Payable for contract surrenders and transfers to other Travelers accounts..........................                      1,224,588
 Accrued liabilities................................................................................                        265,067
                                                                                                                    ---------------
                Total Liabilities...................................................................                      1,489,655
                                                                                                                    ---------------
NET ASSETS:                                                                                                         $ 1,139,733,518
                                                                                                                    ===============

                       See Notes to Financial Statements

                             THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
 Dividends..............................................................                       $  30,140,850

EXPENSES:
 Insurance charges......................................................      $   9,274,982
 Administrative fees....................................................          1,298,993
                                                                              -------------

  Total expenses........................................................                          10,573,975
                                                                                               -------------
   Net investment income................................................                          19,566,875
                                                                                               -------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
    INVESTMENTS:
 Realized gain from investment transactions:
  Proceeds from investments sold........................................         44,883,919
  Cost of investments sold..............................................         42,369,055
                                                                              -------------

   Net realized gain....................................................                           2,514,864

 Change in unrealized gain on investments:
  Unrealized gain at December 31, 1995..................................         33,086,025
  Unrealized gain at December 31, 1996..................................        149,706,480
                                                                              -------------

   Net change in unrealized gain for the year...........................                         116,620,455
                                                                                               -------------
    Net realized gain and change in unrealized gain.....................                         119,135,319
                                                                                               -------------
 Net increase in net assets resulting from operations...................                       $ 138,702,194
                                                                                               =============


                       See Notes to Financial Statements

                             THE TRAVELERS FUND BD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                                           1996                1995
                                                                                           ----                ----
OPERATIONS:
 Net investment income.............................................................. $   19,566,875      $   10,885,538
 Net realized gain from investment transactions.....................................      2,514,864             204,102
 Net change in unrealized gain (loss) on investments................................    116,620,455          35,109,162
                                                                                     --------------      --------------
  Net increase in net assets resulting from operations..............................    138,702,194          46,198,802
                                                                                     --------------      --------------
UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 309,302,224 and 354,498,881 units, respectively)...................    383,170,981         402,861,925
 Participant transfers from other Travelers accounts
  (applicable to 144,063,150 and 71,152,191 units, respectively)....................    180,135,696          80,569,733
 Administrative charges
  (applicable to 151,433 and 47,422 units, respectively)............................       (194,398)            (55,076)
 Contract surrenders
  (applicable to 16,185,043 and 8,346,617 units, respectively)......................    (20,667,720)         (7,774,891)
 Participant transfers to other Travelers accounts
  (applicable to 97,380,805 and 42,873,181 units, respectively).....................   (112,209,151)        (47,707,531)
 Other payments to participants
  (applicable to 6,579,537 and 1,036,056 units, respectively).......................     (8,630,013)         (1,169,880)
                                                                                     --------------      --------------
   Net increase in net assets resulting from unit transactions......................    421,605,395         426,724,280
                                                                                     --------------      --------------
    Net increase in net assets......................................................    560,307,589         472,923,082

NET ASSETS:
  Beginning of year.................................................................    579,425,929         106,502,847
                                                                                     --------------      --------------
  End of year....................................................................... $1,139,733,518      $  579,425,929
                                                                                     ==============      ==============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Fund BD for Variable Annuities ("Fund BD") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Fund BD is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

    Participant purchase payments applied to Fund BD are invested in one or more eligible funds in accordance with the selection made by the contract owner. As of December 31, 1996, the eligible funds available under Fund BD are:
    Alliance Growth Portfolio, Van Kampen American Capital Enterprise Portfolio (formerly American Capital Enterprise Portfolio), TBC Managed Income Portfolio, G.T. Global Strategic Income Portfolio, Smith Barney High Income Portfolio, Smith Barney International Equity Portfolio, Smith Barney Income and Growth Portfolio, Smith Barney Money Market Portfolio, Putnam Diversified Income Portfolio, Smith Barney Pacific Basin Portfolio, MFS Total Return Portfolio, and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc. (formerly Smith Barney/Travelers Series Fund Inc.); MFS Emerging Growth Portfolio of The Travelers Series Trust; and Total Return Portfolio of Smith Barney Series Fund. Travelers Series Fund Inc. is incorporated under Maryland law. The Travelers Series Trust and Smith Barney Series Fund are registered as Massachusetts business trusts. All eligible funds are managed by affiliates of The Travelers.

    The following is a summary of significant accounting policies consistently followed by Fund BD in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    FEDERAL INCOME TAXES. The operations of Fund BD form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund BD. Fund BD is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

2.  INVESTMENTS

    Purchases and sales of investments aggregated $501,446,579 and $44,883,919, respectively, for the year ended December 31, 1996. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $988,472,008 at December 31, 1996. Gross unrealized appreciation for all investments at December 31, 1996 was $149,871,889. Gross unrealized depreciation for all investments at December 31, 1996 was $165,409.

3.  CONTRACT CHARGES

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. For contracts with a standard death benefit provision, these charges are equivalent to 1.02% of the average net assets of Fund BD on an annual basis. For contracts with an enhanced death benefit provision, these charges are equivalent to 1.30% of the average net assets of Fund BD on an annual basis.

    Administrative fees are paid for administrative expenses incurred by The Travelers. This charge is equivalent to 0.15% of the average net assets of Fund BD on an annual basis.

    For contracts in the accumulation phase with a contract value less than $40,000, an annual charge of $30 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover contract administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a contingent deferred sales charge of up to 6% if a participant's purchase payment is surrendered within six years of its payment date. Contract surrender payments include $407,279 and $159,900 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                                    DECEMBER 31, 1996
                                                                ---------------------------------------------------------
                                                                ACCUMULATION    ANNUITY      UNIT              NET
                                                                    UNITS        UNITS       VALUE            ASSETS
                                                                    -----        -----       -----            ------
Travelers Series Fund Inc.
 Alliance Growth Portfolio
  Standard..................................................     123,279,471     14,430    $    1.785     $   220,062,214
  Enhanced..................................................      27,251,039          -         1.772          48,295,268
 Van Kampen American Capital Enterprise Portfolio
  Standard..................................................      45,338,023          -         1.655          75,021,219
  Enhanced..................................................      10,651,957          -         1.643          17,501,300
 TBC Managed Income Portfolio
  Standard..................................................      15,376,353          -         1.163          17,875,229
  Enhanced..................................................       2,501,925          -         1.154           2,888,148
 G.T. Global Strategic Income Portfolio
  Standard..................................................      11,497,954      7,544         1.316          15,138,743
  Enhanced..................................................       2,795,018          -         1.306           3,651,689
 Smith Barney High Income Portfolio
  Standard..................................................      33,737,041          -         1.300          43,850,052
  Enhanced..................................................       6,918,760     13,015         1.291           8,945,892
 Smith Barney International Equity Portfolio
  Standard..................................................      77,527,235     26,827         1.222          94,762,761
  Enhanced..................................................      16,661,870          -         1.213          20,214,879
 Smith Barney Income and Growth Portfolio
  Standard..................................................      57,479,118          -         1.528          87,835,657
  Enhanced..................................................      12,169,907          -         1.517          18,465,517
 Smith Barney Money Market Portfolio
  Standard..................................................      49,671,946          -         1.098          54,523,417
  Enhanced..................................................      10,166,432     10,010         1.090          11,091,357
 Putnam Diversified Income Portfolio
  Standard..................................................      43,879,497     18,569         1.252          54,945,229
  Enhanced..................................................      11,776,554     11,965         1.243          14,650,677
 Smith Barney Pacific Basin Portfolio
  Standard..................................................      10,502,076     11,393         0.983          10,339,822
  Enhanced..................................................       3,487,131          -         0.977           3,405,342
 MFS Total Return Portfolio
  Standard..................................................      68,216,853     18,948         1.376          93,891,229
  Enhanced..................................................      14,689,857          -         1.366          20,070,193
 AIM Capital Appreciation Portfolio
  Standard..................................................      71,085,132          -         1.088          77,333,394
  Enhanced..................................................      12,861,969          -         1.084          13,944,449

The Travelers Series Trust
 MFS Emerging Growth Portfolio
  Standard..................................................       4,789,844          -         1.005           4,815,199
  Enhanced..................................................         780,369          -         1.005             784,137

Smith Barney Series Fund
 Total Return Portfolio
  Standard..................................................      58,898,210          -         1.550          91,301,246
  Enhanced..................................................       9,168,615          -         1.541          14,129,259
                                                                                                          ---------------

Net Contract Owners' Equity...........................................................................    $ 1,139,733,518
                                                                                                          ===============

                      This page intentionally left blank.

5.       SCHEDULE OF FUND BD OPERATIONS AND CHANGES IN NET ASSETS
         FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                                                                          VAN KAMPEN
                                                                                                       AMERICAN CAPITAL
                                                                      ALLIANCE GROWTH PORTFOLIO      ENTERPRISE PORTFOLIO
                                                                      --------------------------   ------------------------
                                                                         1996             1995          1996          1995
                                                                         ----             ----          ----          ----
INVESTMENT INCOME:
Dividends.........................................................  $   9,816,609  $   4,161,477   $    289,639  $  1,467,553
                                                                    -------------  -------------   ------------  ------------
EXPENSES:
Insurance charges.................................................      2,169,443        756,535        751,363       196,954
Administrative fees...............................................        303,331        104,779        104,909        27,184
                                                                    -------------  -------------   ------------  ------------
      Net investment income (loss)................................      7,343,835      3,300,163       (566,633)    1,243,415
                                                                    -------------  -------------   ------------  ------------
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold................................      3,105,789        420,100        627,969       137,452
    Cost of investments sold......................................      2,042,913        325,568        435,377       108,756
                                                                    -------------  -------------   ------------  ------------

      Net realized gain (loss)....................................      1,062,876         94,532        192,592        28,696
                                                                    -------------  -------------   ------------  ------------
Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year......................     13,022,560        141,949      2,189,023        32,282
    Unrealized gain (loss) end of year............................     55,466,067     13,022,560     15,559,508     2,189,023
                                                                    -------------  -------------   ------------  ------------

      Net change in unrealized gain (loss) for the year...........     42,443,507     12,880,611     13,370,485     2,156,741
                                                                    -------------  -------------   ------------  ------------
Net increase (decrease) in net assets
      resulting from operations...................................     50,850,218     16,275,306     12,996,444     3,428,852
                                                                    -------------  -------------   ------------  ------------



UNIT TRANSACTIONS:
Participant purchase payments.....................................     61,004,662     86,330,764     26,547,791    32,824,166
Participant transfers from other Travelers accounts...............     35,105,480     18,954,600     13,168,168     6,023,872
Administrative charges............................................        (50,141)       (15,912)       (15,153)       (3,138)
Contract surrenders...............................................     (4,437,655)    (1,885,730)    (1,434,621)     (349,775)
Participant transfers to other Travelers accounts.................    (11,489,385)    (5,093,545)    (3,275,514)   (1,671,606)
Other payments to participants....................................     (1,941,149)      (224,238)      (425,382)      (23,650)
                                                                    -------------  -------------   ------------  ------------
    Net increase in net assets resulting
      from unit transactions......................................     78,191,812     98,065,939     34,565,289    36,799,869
                                                                    -------------  -------------   ------------  ------------
      Net increase in net assets..................................    129,042,030    114,341,245     47,561,733    40,228,721



NET ASSETS:
    Beginning of year.............................................    139,315,452     24,974,207     44,960,786     4,732,065
                                                                    -------------  -------------   ------------  ------------
    End of year...................................................  $ 268,357,482  $ 139,315,452   $ 92,522,519  $ 44,960,786
                                                                    =============  =============   ============  ============

                                                                                 TBC Managed
                                                                               Income Portfolio
                                                                      ------------------------------
                                                                           1996              1995
                                                                           ----              ----
INVESTMENT INCOME:
Dividends.........................................................    $    902,359      $    735,632
                                                                      ------------      ------------
EXPENSES:
Insurance charges.................................................         199,423            86,861
Administrative fees...............................................          28,191            12,219
                                                                      ------------      ------------
      Net investment income (loss)................................         674,745           636,552
                                                                      ------------      ------------
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold................................       1,963,926           175,140
    Cost of investments sold......................................       1,832,633           170,011
                                                                      ------------      ------------

      Net realized gain (loss)....................................         131,293             5,129
                                                                      ------------      ------------
Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year......................         392,297           (51,965)
    Unrealized gain (loss) end of year............................          19,488           392,297
                                                                      ------------      ------------

      Net change in unrealized gain (loss) for the year...........        (372,809)          444,262
                                                                      ------------      ------------
Net increase (decrease) in net assets
      resulting from operations...................................         433,229         1,085,943
                                                                      ------------      ------------

UNIT TRANSACTIONS:
Participant purchase payments.....................................       5,994,394         9,503,149
Participant transfers from other Travelers accounts...............       2,753,639         1,402,447
Administrative charges............................................          (2,971)           (1,145)
Contract surrenders...............................................        (511,153)         (258,982)
Participant transfers to other Travelers accounts.................      (2,333,056)         (581,784)
Other payments to participants....................................        (492,301)          (42,780)
                                                                      ------------      ------------
    Net increase in net assets resulting
      from unit transactions......................................       5,408,552        10,020,905
                                                                      ------------      ------------

      Net increase in net assets..................................       5,841,781        11,106,848

NET ASSETS:
    Beginning of year.............................................      14,921,596         3,814,748
                                                                      ------------      ------------

    End of year...................................................    $ 20,763,377      $ 14,921,596
                                                                      ============      ============

   G.T. GLOBAL STRATEGIC            SMITH BARNEY                   SMITH BARNEY              SMITH BARNEY INCOME
     INCOME PORTFOLIO          HIGH INCOME PORTFOLIO     INTERNATIONAL EQUITY PORTFOLIO      AND GROWTH PORTFOLIO
--------------------------   --------------------------  ------------------------------   -------------------------
    1996           1995           1996          1995            1996          1995           1996           1995
    ----           ----           ----          ----            ----          ----           ----           ----
$  1,482,115  $    374,859   $  2,988,430  $  1,166,940   $     116,506  $     71,145   $   2,370,046  $    823,312
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------

     152,906        66,231        438,067       128,351         985,087       388,285         829,045       249,794
      21,322         9,065         61,547        18,031         137,895        53,700         116,092        34,696
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------
   1,307,887       299,563      2,488,816     1,020,558      (1,006,476)     (370,840)      1,424,909       538,822
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------


     401,825       338,190      1,164,676       596,151         747,728       266,046         588,953       161,301
     352,981       330,843      1,038,182       584,832         623,511       284,870         402,651       139,017
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------

      48,844         7,347        126,494        11,319         124,217       (18,824)        186,302        22,284
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------

     607,235      (179,821)       684,556      (113,195)      2,744,085    (1,182,006)      5,357,875      (196,959)
   1,652,102       607,235      2,832,124       684,556      16,240,626     2,744,085      16,956,550     5,357,875
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------

   1,044,867       787,056      2,147,568       797,751      13,496,541     3,926,091      11,598,675     5,554,834
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------

   2,401,598     1,093,966      4,762,878     1,829,628      12,614,282     3,536,427      13,209,886     6,115,940
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------


   5,288,275     5,402,931     19,997,369    20,687,029      28,969,297    33,434,139      35,890,271    30,974,631
   2,019,060       952,268      5,668,106     3,098,805      17,689,935     9,317,337      12,396,460     4,408,848
      (3,076)       (1,400)        (6,641)       (1,805)        (24,379)      (10,690)        (15,158)       (4,438)
    (351,124)     (114,398)    (1,305,418)     (428,763)     (1,875,077)     (703,459)     (1,607,648)     (401,636)
    (559,024)     (459,906)    (3,650,986)   (1,450,391)     (4,085,495)   (2,189,208)     (2,526,626)     (898,610)
    (102,212)      (46,771)      (438,913)     (177,874)       (747,726)      (75,039)       (679,755)      (46,045)
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------

   6,291,899     5,732,724     20,263,517    21,727,001      39,926,555    39,773,080      43,457,544    34,032,750
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------

   8,693,497     6,826,690     25,026,395    23,556,629      52,540,837    43,309,507      56,667,430    40,148,690


  10,096,935     3,270,245     27,769,549     4,212,920      62,436,803    19,127,296      49,633,744     9,485,054
------------  ------------   ------------  ------------   -------------  ------------   -------------  ------------

$ 18,790,432  $ 10,096,935   $ 52,795,944  $ 27,769,549   $ 114,977,640  $ 62,436,803   $ 106,301,174  $ 49,633,744
============  ============   ============  ============   =============  ============   =============  ============

5.       SCHEDULE OF FUND BD OPERATIONS AND CHANGES IN NET ASSETS
         FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)


                                                                    SMITH BARNEY                     PUTNAM
                                                               MONEY MARKET PORTFOLIO      DIVERSIFIED INCOME PORTFOLIO
                                                             ---------------------------   ----------------------------
                                                                  1996          1995           1996          1995
                                                                  ----          ----           ----          ----
INVESTMENT INCOME:
Dividends..................................................  $   2,820,044  $  1,162,345   $  3,684,313  $  1,761,448
                                                             -------------  ------------   ------------  ------------
EXPENSES:
Insurance charges..........................................        626,011       243,101        604,394       229,754
Administrative fees........................................         87,663        33,566         83,790        31,336
                                                             -------------  ------------   ------------  ------------
      Net investment income (loss).........................      2,106,370       885,678      2,996,129     1,500,358
                                                             -------------  ------------   ------------  ------------
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.........................     30,479,851    11,782,693      1,057,117       262,948
    Cost of investments sold...............................     30,479,851    11,782,693        930,448       254,352
                                                             -------------  ------------   ------------  ------------

      Net realized gain (loss).............................              -             -        126,669         8,596
                                                             -------------  ------------   ------------  ------------
Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year...............              -             -      1,447,661       (62,230)
    Unrealized gain (loss) end of year.....................              -             -      2,471,090     1,447,661
                                                             -------------  ------------   ------------  ------------

      Net change in unrealized gain (loss) for the year....              -             -      1,023,429     1,509,891
                                                             -------------  ------------   ------------  ------------
Net increase (decrease) in net assets
      resulting from operations............................      2,106,370       885,678      4,146,227     3,018,845
                                                             -------------  ------------   ------------  ------------

UNIT TRANSACTIONS:
Participant purchase payments..............................     61,862,581    60,911,919     21,052,427    24,989,920
Participant transfers from other Travelers accounts........     22,480,733     8,062,764      9,058,694     4,735,354
Administrative charges.....................................         (8,289)       (2,266)       (10,681)       (4,087)
Contract surrenders........................................     (2,619,667)   (1,963,486)    (1,515,474)     (545,688)
Participant transfers to other Travelers accounts..........    (66,134,151)  (30,581,456)    (3,040,509)   (1,069,291)
Other payments to participants.............................       (387,857)      (82,649)      (683,955)      (97,206)
                                                             -------------  ------------   ------------  ------------
    Net increase in net assets resulting
      from unit transactions...............................     15,193,350    36,344,826     24,860,502    28,009,002
                                                             -------------  ------------   ------------  ------------
      Net increase in net assets...........................     17,299,720    37,230,504     29,006,729    31,027,847

NET ASSETS:
    Beginning of year......................................     48,315,054    11,084,550     40,589,177     9,561,330
                                                             -------------  ------------   ------------  ------------

    End of year............................................  $  65,614,774  $ 48,315,054   $ 69,595,906  $ 40,589,177
                                                             =============  ============   ============  ============

                                                                      SMITH BARNEY
                                                                 PACIFIC BASIN PORTFOLIO
                                                                -------------------------
                                                                     1996         1995
                                                                     ----         ----
INVESTMENT INCOME:
Dividends..................................................     $     85,088  $    22,050
                                                                ------------  -----------
EXPENSES:
Insurance charges..........................................          130,320       48,102
Administrative fees........................................           17,916        6,534
                                                                ------------  -----------
      Net investment income (loss).........................          (63,148)     (32,586)
                                                                ------------  -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.........................        1,510,099       73,530
    Cost of investments sold...............................        1,555,495       83,120
                                                                ------------  -----------

      Net realized gain (loss).............................          (45,396)      (9,590)
                                                                ------------  -----------
Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year...............          (94,030)    (219,183)
    Unrealized gain (loss) end of year.....................          730,895      (94,030)
                                                                ------------  -----------

      Net change in unrealized gain (loss) for the year....          824,925      125,153
                                                                ------------  -----------
Net increase (decrease) in net assets
      resulting from operations............................          716,381       82,977
                                                                ------------  -----------

UNIT TRANSACTIONS:
Participant purchase payments..............................        4,266,062    4,212,825
Participant transfers from other Travelers accounts........        3,494,877      992,308
Administrative charges.....................................           (2,485)        (933)
Contract surrenders........................................         (317,932)     (79,023)
Participant transfers to other Travelers accounts..........       (1,991,724)    (118,912)
Other payments to participants.............................          (33,381)     (11,072)
                                                                ------------  -----------
    Net increase in net assets resulting
      from unit transactions...............................        5,415,417    4,995,193
                                                                ------------  -----------
      Net increase in net assets...........................        6,131,798    5,078,170

NET ASSETS:
    Beginning of year......................................        7,613,366    2,535,196
                                                                ------------  -----------

    End of year............................................     $ 13,745,164  $ 7,613,366
                                                                ============  ===========

                                      AIM CAPITAL                MFS EMERGING
MFS TOTAL RETURN PORTFOLIO      APPRECIATION PORTFOLIO         GROWTH PORTFOLIO          TOTAL RETURN PORTFOLIO
---------------------------   --------------------------   ------------------------   ----------------------------
      1996          1995           1996          1995           1996         1995          1996           1995
      ----          ----           ----          ----           ----         ----          ----           ----
$   3,828,423  $  1,727,749   $     89,374  $     24,151   $    25,251  $         -   $   1,642,653  $    737,581
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------

      942,815       328,157        646,707        30,738         4,468            -         794,933       189,833
      132,120        45,649         90,846         4,267           636            -         112,735        26,982
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------
    2,753,488     1,353,943       (648,179)      (10,854)       20,147            -         734,985       520,766
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------


    1,262,839       469,662      1,197,200         3,087             -            -         775,947        40,353
      979,860       419,739      1,126,918         3,199             -            -         568,235        35,551
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------

      282,979        49,923         70,282          (112)            -            -         207,712         4,802
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------

    5,006,835      (205,882)      (570,345)            -             -            -       2,298,273        13,873
   13,391,534     5,006,835      6,615,457      (570,345)     (165,409)           -      17,936,448     2,298,273
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------

    8,384,699     5,212,717      7,185,802      (570,345)     (165,409)           -      15,638,175     2,284,400
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------

   11,421,166     6,616,583      6,607,905      (581,311)     (145,262)           -      16,580,872     2,809,968
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------


   32,478,099    37,218,089     43,928,872    19,736,982     4,210,333            -      31,680,548    36,635,381
   15,491,308     9,146,918     23,045,936     6,338,146     1,548,789            -      16,214,511     7,136,066
      (19,879)       (6,585)       (17,703)            -             -            -         (17,842)       (2,677)
   (2,264,908)     (762,981)    (1,131,730)      (26,938)       (3,561)           -      (1,291,752)     (254,032)
   (4,224,343)   (2,036,463)    (5,252,724)     (796,313)      (10,963)           -      (3,634,651)     (760,046)
   (1,226,965)     (173,925)      (573,279)            -             -            -        (897,138)     (168,631)
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------

   40,233,312    43,385,053     59,999,372    25,251,877     5,744,598            -      42,053,676    42,586,061
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------

   51,654,478    50,001,636     66,607,277    24,670,566     5,599,336            -      58,634,548    45,396,029


   62,306,944    12,305,308     24,670,566             -             -            -      46,795,957     1,399,928
-------------  ------------   ------------  ------------   -----------  -----------   -------------  ------------

$ 113,961,422  $ 62,306,944   $ 91,277,843  $ 24,670,566   $ 5,599,336  $         -   $ 105,430,505  $ 46,795,957
=============  ============   ============  ============   ===========  ===========   =============  ============

5.       SCHEDULE OF FUND BD OPERATIONS AND CHANGES IN NET ASSETS
         FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)




                                                                                           COMBINED
                                                                                -----------------------------
                                                                                     1996           1995
                                                                                     ----           ----
INVESTMENT INCOME:
Dividends.....................................................................  $   30,140,850  $  14,236,242
                                                                                --------------  -------------
EXPENSES:
Insurance charges.............................................................       9,274,982      2,942,696
Administrative fees...........................................................       1,298,993        408,008
                                                                                --------------  -------------
      Net investment income (loss)............................................      19,566,875     10,885,538
                                                                                --------------  -------------
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold............................................      44,883,919     14,726,653
    Cost of investments sold..................................................      42,369,055     14,522,551
                                                                                --------------  -------------

      Net realized gain (loss)................................................       2,514,864        204,102
                                                                                --------------  -------------
Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..................................      33,086,025     (2,023,137)
    Unrealized gain (loss) end of year........................................     149,706,480     33,086,025
                                                                                --------------  -------------

      Net change in unrealized gain (loss) for the year.......................     116,620,455     35,109,162
                                                                                --------------  -------------
Net increase (decrease) in net assets
      resulting from operations...............................................     138,702,194     46,198,802
                                                                                --------------  -------------

UNIT TRANSACTIONS:
Participant purchase payments.................................................     383,170,981    402,861,925
Participant transfers from other Travelers accounts...........................     180,135,696     80,569,733
Administrative charges........................................................        (194,398)       (55,076)
Contract surrenders...........................................................     (20,667,720)    (7,774,891)
Participant transfers to other Travelers accounts.............................    (112,209,151)   (47,707,531)
Other payments to participants................................................      (8,630,013)    (1,169,880)
                                                                                --------------  -------------
    Net increase in net assets resulting
      from unit transactions..................................................     421,605,395    426,724,280
                                                                                --------------  -------------

      Net increase in net assets..............................................     560,307,589    472,923,082


NET ASSETS:
    Beginning of year.........................................................     579,425,929    106,502,847
                                                                                --------------  -------------

    End of year...............................................................  $1,139,733,518  $ 579,425,929
                                                                                ==============  =============

6.       SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND BD
         FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                                                          VAN KAMPEN
                                                                                                        AMERICAN CAPITAL
                                                               ALLIANCE GROWTH PORTFOLIO              ENTERPRISE PORTFOLIO
                                                            -------------------------------         --------------------------
                                                               1996                1995               1996            1995
                                                               ----                ----               ----            ----
Accumulation and annuity units
   beginning of year.....................................    99,904,339          23,860,599         33,041,812       4,558,743
Accumulation units purchased and
   transferred from other Travelers accounts.............    62,183,855          81,629,940         26,338,152      30,054,909
Accumulation units redeemed and
   transferred to other Travelers accounts...............   (11,542,721)         (5,583,996)        (3,389,984)     (1,571,840)
Annuity units............................................          (533)             (2,204)                 -               -
                                                            -----------         -----------         ----------      ----------
Accumulation and annuity units
   end of year...........................................   150,544,940          99,904,339         55,989,980      33,041,812
                                                            ===========         ===========         ==========      ==========
                                                                   TBC MANAGED
                                                                 INCOME PORTFOLIO
                                                             -------------------------
                                                              1996                1995
                                                              ----                ----
Accumulation and annuity units
   beginning of year.....................................   13,076,945           3,829,067
Accumulation units purchased and
   transferred from other Travelers accounts.............    7,771,745          10,065,751
Accumulation units redeemed and
   transferred to other Travelers accounts...............   (2,970,412)           (817,873)
Annuity units............................................            -                   -
                                                            ----------          ----------
Accumulation and annuity units
   end of year...........................................   17,878,278          13,076,945
                                                            ==========          ==========


                                                               G.T. GLOBAL STRATEGIC                       SMITH BARNEY
                                                                  INCOME PORTFOLIO                     HIGH INCOME PORTFOLIO
                                                             -----------------------------           -------------------------
                                                               1996               1995                1996           1995
                                                               ----               ----                ----           ----
Accumulation and annuity units
   beginning of year.....................................    9,019,702          3,462,455           23,908,189       4,267,721
Accumulation units purchased and
   transferred from other Travelers accounts.............    6,140,644          6,161,791           21,206,906      21,533,742
Accumulation units redeemed and
   transferred to other Travelers accounts...............     (859,551)          (603,392)          (4,445,210)     (1,892,168)
Annuity units............................................         (279)            (1,152)              (1,069)         (1,106)
                                                            ----------          ---------           ----------      ----------
Accumulation and annuity units
   end of year...........................................   14,300,516          9,019,702           40,668,816      23,908,189
                                                            ==========          =========           ==========      ==========
                                                            SMITH BARNEY INTERNATIONAL
                                                                 EQUITY PORTFOLIO
                                                            --------------------------
                                                              1996               1995
                                                              ----               ----
Accumulation and annuity units
   beginning of year.....................................   59,503,877         20,039,144
Accumulation units purchased and
   transferred from other Travelers accounts.............   40,470,047         42,509,931
Accumulation units redeemed and
   transferred to other Travelers accounts...............   (5,757,002)        (3,041,102)
Annuity units............................................         (990)            (4,096)
                                                            ----------         ----------
Accumulation and annuity units
   end of year...........................................   94,215,932         59,503,877
                                                            ==========         ==========


                                                                 SMITH BARNEY INCOME                     SMITH BARNEY
                                                                 AND GROWTH PORTFOLIO                MONEY MARKET PORTFOLIO
                                                            ------------------------------         --------------------------
                                                               1996               1995              1996            1995
                                                               ----               ----              ----            ----
Accumulation and annuity units
   beginning of year.....................................   38,482,886          9,668,753         45,699,686      10,919,262
Accumulation units purchased and
   transferred from other Travelers accounts.............   34,571,705         29,977,228         78,328,712      66,074,922
Accumulation units redeemed and
   transferred to other Travelers accounts...............   (3,405,566)        (1,163,095)       (64,179,188)    (31,293,647)
Annuity units............................................            -                  -               (822)           (851)
                                                            ----------         ----------         ----------      ----------
Accumulation and annuity units
   end of year...........................................   69,649,025         38,482,886         59,848,388      45,699,686
                                                            ==========         ==========         ==========      ==========
                                                                PUTNAM DIVERSIFIED
                                                                 INCOME PORTFOLIO
                                                            -------------------------
                                                              1996               1995
                                                              ----               ----
Accumulation and annuity units
   beginning of year.....................................   34,727,849          9,486,475
Accumulation units purchased and
   transferred from other Travelers accounts.............   25,380,256         26,813,384
Accumulation units redeemed and
   transferred to other Travelers accounts...............   (4,419,852)        (1,568,158)
Annuity units............................................       (1,668)            (3,852)
                                                            ----------         ----------
Accumulation and annuity units
   end of year...........................................   55,686,585         34,727,849
                                                            ==========         ==========

6.       SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND BD
         FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)



                                                                      SMITH BARNEY                           MFS
                                                                 PACIFIC BASIN PORTFOLIO              TOTAL RETURN PORTFOLIO
                                                             ------------------------------         --------------------------
                                                                1996                1995              1996            1995
                                                                ----                ----              ----            ----
Accumulation and annuity units
   beginning of year.....................................     8,375,185           2,820,564         51,286,236      12,577,846
Accumulation units purchased and
   transferred from other Travelers accounts.............     8,058,171           5,792,679         37,667,058      41,380,324
Accumulation units redeemed and
   transferred to other Travelers accounts...............    (2,432,335)           (236,319)        (6,026,937)     (2,669,053)
Annuity units............................................          (421)             (1,739)              (699)         (2,881)
                                                             ----------          ----------         ----------      ----------
Accumulation and annuity units
   end of year...........................................    14,000,600           8,375,185         82,925,658      51,286,236
                                                             ==========          ==========         ==========      ==========
                                                                      AIM CAPITAL
                                                                 APPRECIATION PORTFOLIO
                                                               -------------------------
                                                                 1996            1995
                                                                 ----            ----
Accumulation and annuity units
   beginning of year.....................................      25,760,350              -
Accumulation units purchased and
   transferred from other Travelers accounts.............      64,913,879     26,610,743
Accumulation units redeemed and
   transferred to other Travelers accounts...............      (6,727,128)      (850,393)
Annuity units............................................               -              -
                                                               ----------     ----------
Accumulation and annuity units
   end of year...........................................      83,947,101     25,760,350
                                                               ==========     ==========



                                                                        MFS EMERGING              TOTAL RETURN
                                                                      GROWTH PORTFOLIO              PORTFOLIO
                                                                    ----------------------   --------------------------
                                                                      1996         1995        1996            1995
                                                                      ----         ----        ----            ----
Accumulation and annuity units
   beginning of year.....................................                   -           -    37,437,245       1,385,876
Accumulation units purchased and
   transferred from other Travelers accounts.............           5,584,170           -    34,750,074      37,045,728
Accumulation units redeemed and
   transferred to other Travelers accounts...............             (13,957)          -    (4,120,494)       (994,359)
Annuity units............................................                   -           -             -               -
                                                                    ---------    --------    ----------      ----------
Accumulation and annuity units
   end of year...........................................           5,570,213           -    68,066,825      37,437,245
                                                                    =========    ========    ==========      ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Owners of Variable Annuity Contracts of
    The Travelers Fund BD for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund BD for Variable Annuities as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1996, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund BD for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 7, 1997

                      This page intentionally left blank.

                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut





This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Fund BD for Variable Annuities or Fund BD's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity products offered by The Travelers Insurance Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.





VG-FNDBD   (Annual)    (12-96)    Printed in U.S.A.

                                     PART C

                                Other Information

Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Accountants thereto are contained in the Registrant's Annual Report and are incorporated into the Statement of Additional Information by reference. The financial statements of the Registrant include:

             Statement of Assets and Liabilities as of December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for the year ended December 31,
               1996 and 1995 Statement of Investments as of December 31, 1996
             Notes to Financial Statements

The consolidated financial statements of The Travelers Insurance Company and Subsidiaries and the report of Independent Accountants, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries include:

             Consolidated Statements of Income and Retained Earnings for the
               years ended December 31, 1996, 1995 and 1994
             Consolidated Balance Sheets as of December 31, 1996 and 1995 Consolidated Statements of Cash Flows for the years ended
               December 31, 1996, 1995 and 1994
             Notes to Consolidated Financial Statements

(b)Exhibits

      1. Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 23, 1996.)

      2.     Not Applicable.

   3(a).     Form of Distribution and Management Agreement among the Registrant,
             The Travelers Insurance Company and Travelers Equities Sales, Inc.
             (now known as Tower Square Securities, Inc.) (Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, filed on April 27, 1995.)

   3(b).     Form of Selling Agreement.

      4.     Variable Annuity Contract. (Incorporated herein by reference to
             Exhibit 4 to Post-Effective Amendment No. 3 to the Registration
             Statement on Form N-4 filed April 23, 1996.)

      5. Application. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 3 to the Registration Statement on
             Form N-4 filed April 23, 1996.)

   6(a).     Charter of The Travelers Insurance Company, as amended on October
             19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to Registration Statement on Form S-2, File No. 33-58677, filed via
             Edgar on April 18, 1995.)

   6(b).     By-Laws of The Travelers Insurance Company, as amended on October
             20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

       9. Opinion of Counsel as to the legality of securities being registered.

   10(a).    Consent of Coopers & Lybrand L.L.P., Independent Accountants.

   10(b).    Consent of KPMG Peat Marwick LLP, Independent Certified Public
             Accountants.

      11.    None.

      12.    None.

      13.    Schedule for Computation of Total Return Calculations -
             Standardized and Non-Standardized.

   15(a).    Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
             McGah as signatory for Jay Michael A. Carpenter, Jay S. Benet,
             George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan.

   15(b). Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Robert I. Lipp, Charles O. Prince, III, Marc P.
             Weill, Irwin R. Ettinger and Donald T. DeCarlo. (Incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment
             No. 2 to the Registration Statement on Form N-4, filed on April 27,
             1995.)

      27.    Financial Data Schedules.

Item 25.  Directors and Officers of the Depositor

Name and Principal                       Positions and Offices
Business Address                         with Depositor
----------------------------------       --------------------------------------
Michael A. Carpenter*                    Director, Chairman of the Board
                                           President and Chief Executive Officer
Jay S. Benet*                            Director and Senior Vice President
George C. Kokulis*                       Director and Senior Vice President
Robert I. Lipp*                          Director
Ian R. Stuart*                           Director, Senior Vice President,
                                           Chief Financial Officer, Chief
                                           Accounting Officer and Controller
Katherine M. Sullivan*                   Director and Senior Vice President
                                           and General Counsel
Marc P. Weill**                          Director and Senior Vice President
Stuart Baritz**                          Senior Vice President
Jay S. Fishman*                          Senior Vice President
Elizabeth C. Georgakopoulos*             Senior Vice President
Barry Jacobson*                          Senior Vice President
Russell H. Johnson*                      Senior Vice President
Warren H. May*                           Senior Vice President
Christine M. Modie*                      Senior Vice President
David A. Tyson*                          Senior Vice President
F. Denney Voss*                          Senior Vice President
Paula Burton*                            Vice President
Charles N. Vest*                         Vice President and Actuary
Donald R. Munson, Jr.*                   Second Vice President
Ernest J. Wright*                        Vice President and Secretary
Kathleen A. McGah*                       Assistant Secretary and Counsel

Principal Business Address:

*    The Travelers Insurance Company        **  Travelers Group Inc.
     One Tower Square                           388 Greenwich Street
     Hartford, Connecticut 06183                New York , New York 10013

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

                  OWNERSHIP OF THE TRAVELERS INSURANCE COMPANY


Company                                             State of  Organization      Ownership            Principal Business
-------                                             ----------------------      ---------            ------------------
Travelers Group Inc.                                Delaware                    Publicly Held        ---------------
   Associated Madison Companies Inc.                Delaware                    100.00               ----------------
       PFS Services Inc.                            Georgia                     100.00               ----------------
           The Travelers Insurance Group, Inc.      Connecticut                 100.00               ----------------
               The Travelers Insurance Company      Connecticut                 100.00               Insurance

--------------------------------------------------------------------------------

               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                        THE TRAVELERS INSURANCE COMPANY




                                                                                              % of Voting
                                                                                               Securities
                                                                                             Owned Directly
                                                                              State of      or Indirectly by
                                                                              Organization  The Travelers Inc. Principal Business
                                                                              ------------  -----------------  ------------------
     AC Health Ventures, Inc.                                                  Delaware            100.00      Inactive
     AMCO Biotech, Inc.                                                        Delaware            100.00      Inactive
     Associated Madison Companies, Inc.                                        Delaware            100.00      Holding company.
          American National Life Insurance (T & C), Ltd.                       Turks and
                                                                                 Caicos Islands    100.00      Insurance
          ERISA Corporation                                                    New York            100.00      Inactive
          Mid-America Insurance Services, Inc.                                 Georgia             100.00      Third party
                                                                                                                 administrator
          National Marketing Corporation                                       Pennsylvania        100.00      Inactive
          PFS Services, Inc.                                                   Georgia             100.00      General partner and
                                                                                                                 holding company
               The Travelers Insurance Group Inc.                              Connecticut         100.00      Holding company
                    Constitution Plaza, Inc.                                   Connecticut         100.00      Real estate brokerage






                                                                         3/18/97

                                                                                              % of Voting
                                                                                               Securities
                                                                                             Owned Directly
                                                                              State of      or Indirectly by
                                                                              Organization  The Travelers Inc. Principal Business
                                                                              ------------  -----------------  ------------------
                    KP Properties Corporation                                  Massachusetts       100.00      Real estate
                    KPI 85, Inc.                                               Massachusetts       100.00      Real estate
                    KRA Advisers Corporation                                   Massachusetts       100.00      Real estate
                    KRP Corporation                                            Massachusetts       100.00      Real estate
                    La Metropole S.A.                                          Belgium             98.83       P-C insurance/
                                                                                                                 reinsurance
                    The Prospect Company                                       Delaware            100.00      Investments
                         89th & York Avenue Corporation                        New York            100.00      Real estate
                         979 Third Avenue Corporation                          Delaware            100.00      Real estate
                         Meadow Lane, Inc.                                     Georgia             100.00      Real estate
                                                                                                                 development
                         Panther Valley, Inc.                                  New Jersey          100.00      Real estate
                                                                                                                 management
                         Prospect Management Services Company                  Delaware            100.00      Real estate
                                                                                                                 management
                         The Travelers Asset Funding Corporation               Connecticut         100.00      Investment adviser
                              Travelers Capital Funding Corporation            Connecticut         100.00      Furniture/equipment
                    The Travelers Insurance Company                            Connecticut         100.00      Insurance
                         The Plaza Corporation                                 Connecticut         100.00      Holding company
                              The Copeland Companies                           New Jersey          100.00      Holding company
                                   American Odyssey Funds Management, Inc.     New Jersey          100.00      Investment advisor
                                        American Odyssey Funds, Inc.           Maryland            100.00      Investment management
                                   Copeland Administrative Services, Inc.      New Jersey          100.00      Administrative
                                                                                                                 services
                                   Copeland Associates, Inc.                   Delaware            100.00      Fixed/variable
                                                                                                                 annuities
                                        Copeland Associates Agency of
                                          Ohio, Inc.                           Ohio                99.00       Fixed/variable
                                                                                                                 annuities
                                        Copeland Associates of Alabama,
                                          Inc.                                 Alabama             100.00      Fixed/variable
                                                                                                                 annuities
                                        Copeland Associates of Montana, Inc.   Montana             100.00      Fixed/variable
                                                                                                                 annuities
                                        Copeland Benefits Management Company   New Jersey          51.00       Investment marketing
                                        Copeland Equities, Inc.                New Jersey          100.00      Fixed/variable
                                                                                                                 annuities
                                        H.C. Copeland Associates, Inc.
                                          of Massachusetts                     Massachusetts        100.00     Fixed annuities
                                   Copeland Financial Services, Inc.           New Jersey          100.00      Investment advisory
                                                                                                                 services.
                                   Copeland Healthcare Services, Inc.          New Jersey          100.00      Life insurance
                                                                                                                 marketing
                                   H.C. Copeland and Associates, Inc. of
                                     Texas                                     Texas               100.00      Fixed/variable
                                                                                                                 annuities
                              Three Parkway Inc. - I                           Pennsylvania        100.00      Investment real
                                                                                                                 estate

                                                                                              % of Voting
                                                                                               Securities
                                                                                             Owned Directly
                                                                              State of      or Indirectly by
                                                                              Organization  The Travelers Inc. Principal Business
                                                                              ------------  -----------------  ------------------
                              Three Parkway Inc. - II                          Pennsylvania        100.00      Investment real
                                                                                                                 estate
                              Three Parkway Inc. - III                         Pennsylvania        100.00      Investment real
                                                                                                                 estate
                              Tower Square Securities, Inc.                    Connecticut         100.00      Broker dealer
                              Travelers Asset Management International
                                Corporation                                    New York            100.00      Investment adviser
                              Travelers Distribution Company                   Delaware            100.00
                              Travelers Investment Adviser, Inc.               Delaware            100.00      Investment Advisor
                              Travelers/Net Plus Agency of Ohio, Inc.          Ohio                100.00      Insurance agency
                              Travelers/Net Plus Insurance Agency, Inc.        Massachusetts       100.00      Insurance agency
                              Travelers/Net Plus, Inc.                         Connecticut         100.00
                         The Travelers Life and Annuity Company                Connecticut         100.00      Life insurance
                         Travelers Insurance Holdings Inc.                     Georgia             100.00      Holding company
                              AC RE, Ltd.                                      Bermuda             100.00      Reinsurance
                              American Financial Life Insurance Company        Texas               100.00      Insurance
                              Primerica Life Insurance Company                 Massachusetts       100.00      Life insurance
                                   National Benefit Life Insurance Company     New York            100.00      Insurance
                                   Primerica Financial Services (Canada)
                                     Ltd.                                      Canada              100.00      Holding company
                                        PFSL Investments Canada Ltd.           Canada              100.00      Mutual fund dealer
                                        Primerica Financial Services Ltd.      Canada              82.82       General agent
                                        Primerica Life Insurance Company
                                          of Canada                            Canada              100.00      Life insurance
                    The Travelers Insurance Corporation Proprietary Limited    Australia           100.00      Inactive
                    Travelers Canada Corporation                               Canada              100.00      Inactive
                    Travelers Mortgage Securities Corporation                  Delaware            100.00      Collateralized
                                                                                                                 obligations
                    Travelers of Ireland Limited                               Ireland             99.90       Data processing
                    Travelers Property Casualty Corp.                          Delaware            82.00       Holding company
                         The Aetna Casualty and Surety Company                 Connecticut         100.00      Insurance company
                              AE Development Group, Inc.                       Connecticut         100.00
                              Aetna Casualty & Surety Company of Canada        Canada              100.00
                              Aetna Casualty and Surety Company of America     Connecticut         100.00      Insurance company
                              Aetna Casualty and Surety Company of Illinois    Illinois            100.00      Insurance company
                              Aetna Casualty Company of Connecticut            Connecticut         100.00      Insurance company

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
                              Aetna Commercial Insurance Company          Connecticut         100.00      Insurance company
                              Aetna Excess and Surplus Lines Company      Connecticut         100.00      Insurance Company
                              Aetna Lloyds of Texas Insurance Company     Texas               100.00      Insurance company
                              Aetna National Accounts U.K. Limited        United Kingdom      100.00      Insurance company
                              Axia Services, Inc.                         New York            100.00
                              Farmington Casualty Company                 Connecticut         100.00      Insurance company
                              Farmington Management, Inc.                 Connecticut         100.00
                              Urban Diversified Properties, Inc.          Connecticut         100.00
                         The Standard Fire Insurance Company              Connecticut         100.00
                              AE Properties, Inc.                         California          100.00
                               Aetna Insurance Company                    Connecticut         100.00      Insurance company
                              Aetna Insurance Company of Illinois         Illinois            100.00      Insurance company
                              Aetna Personal Security Insurance
                                Company                                   Connecticut         100.00      Insurance company
                              Community Rehabilitation Investment
                                Corporation                               Connecticut         100.00
                              The Automobile Insurance Company of
                                Hartford, Connecticut                     Connecticut         100.00      Insurance company
                         The Travelers Indemnity Company                  Connecticut         100.00      P-C insurance
                              Commercial Insurance Resources, Inc.        Delaware            100.00      Holding company
                                   Gulf Insurance Company                 Missouri            100.00      P-C insurance
                                        Atlantic Insurance Company        Texas               100.00      P-C insurance
                                        Gulf Risk Services, Inc.          Delaware            100.00      Claims/risk management
                                        Gulf Underwriters Insurance
                                          Company                         Missouri            100.00      P-C ins/surplus lines
                                        Select Insurance Company          Texas               100.00      P-C insurance
                              Countersignature Agency, Inc.               Florida             100.00      Countersign ins policies
                              First Floridian Auto and Home Insurance
                                Company                                   Florida             100.00      Insurance company
                              First Trenton Indemnity Company             New Jersey          100.00      P-C insurance
                              Laramia Insurance Agency, Inc.              North Carolina      100.00      Flood insurance
                              Secure Affinity Agency, Inc.                Delaware            100.00      P-C insurance agency
                              The Charter Oak Fire Insurance Company      Connecticut         100.00      P-C insurance
                              The Parker Realty and Insurance Agency,
                                Inc.                                      Vermont             58.00       Real estate
                              The Phoenix Insurance Company               Connecticut         100.00      P-C insurance

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
                                   Constitution State Service Company     Montana             100.00      Service company
                                   The Travelers Indemnity Company of
                                     America                              Georgia             100.00      P-C insurance
                                   The Travelers Indemnity Company of
                                     Connecticut                          Connecticut         100.00      Insurance
                                   The Travelers Indemnity Company of
                                     Illinois                             Illinois            100.00      P-C insurance
                              The Premier Insurance Company of
                                Massachusetts                             Massachusetts       100.00      Insurance
                              The Travelers Home and Marine Insurance
                                Company                                   Indiana             100.00      P-C insurance
                              The Travelers Indemnity Company of
                                Missouri                                  Missouri            100.00      P-C insurance
                              The Travelers Lloyds Insurance Company      Texas               100.00      Non-life insurance
                              The Travelers Marine Corporation            California          100.00      General insurance
                                                                                                            brokerage
                              TI Home Mortgage Brokerage, Inc.            Delaware            100.00      Mortgage brokerage
                                                                                                            services
                              TravCo Insurance Company                    Indiana             100.00      P-C insurance
                              Travelers Bond Investments, Inc.            Connecticut         100.00      Bond investments
                              Travelers General Agency of
                                Hawaii, Inc.                              Hawaii              100.00      Insurance agency
                              Travelers Medical Management
                                Services Inc.                             Delaware            100.00      Managed care
                              Travelers Specialty Property Casualty
                                Company, Inc.                             Connecticut         100.00      Insurance management
          Primerica Convention Services, Inc.                             Georgia             100.00
          Primerica Finance Corporation                                   Delaware            100.00      Holding company
               PFS Distributors, Inc.                                     Georgia             100.00      General partner
               PFS Investments Inc.                                       Georgia             100.00      Broker dealer
               PFS T.A., Inc.                                             Delaware            100.00      Joint venture partner
          Primerica Financial Services Home Mortgages, Inc.               Georgia             100.00      Mortgage loan broker
          Primerica Financial Services, Inc.                              Nevada              100.00      General agency
               Primerica Financial Services Agency of New York, Inc.      New York            100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of
                 Connecticut, Inc.                                        Connecticut         100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of
                 Idaho, Inc.                                              Idaho               100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of
                 Nevada, Inc.                                             Nevada              100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of
                 Pennsylvania, Inc.                                       Pennsylvania        100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of the
                 Virgin Islands, Inc.                                     United States
                                                                            Virgin Islands    100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of
                 Wyoming, Inc.                                            Wyoming             100.00      General agency licensing
               Primerica Financial Services Insurance Marketing, Inc.     Delaware            100.00      General agency licensing

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
               Primerica Financial Services of Alabama, Inc.              Alabama             100.00      General agency licensing
               Primerica Financial Services of Arizona, Inc.              Arizona             100.00      General agency licensing
               Primerica Financial Services of Kentucky Inc.              Kentucky            100.00      General agency licensing
               Primerica Financial Services of New Mexico, Inc.           New Mexico          100.00      General agency licensing
               Primerica Insurance Agency of Massachusetts, Inc.          Massachusetts       100.00      General agency licensing
               Primerica Insurance Marketing Services of
                 Puerto Rico, Inc.                                        Puerto Rico         100.00      Insurance agency
               Primerica Insurance Services of Louisiana, Inc.            Louisiana           100.00      General agency licensing
               Primerica Insurance Services of Maryland, Inc.             Maryland            100.00      General agency licensing
          Primerica Services, Inc.                                        Georgia             100.00      Print operations
          RCM Acquisition Inc.                                            Delaware            100.00      Investments
          SCN Acquisitions Company                                        Delaware            100.00      Investments
          SL&H Reinsurance, Ltd.                                          Nevis               100.00      Reinsurance
               Southwest Service Agreements, Inc.                         North Carolina      100.00      Warranty/service
                                                                                                            agreements
          Southwest Warranty Corporation                                  Florida             100.00      Extended automobile
                                                                                                            warranty
     Berg Associates                                                      New Jersey          100.00      Inactive
     CCC Holdings, Inc.                                                   Delaware            100.00      Holding company
          Commercial Credit Company                                       Delaware            100.00      Holding company.
               American Health and Life Insurance Company                 Maryland            100.00      LH&A Insurance
               Brookstone Insurance Company                               Vermont             100.00      Insurance managers
               CC Finance Company, Inc.                                   New York            100.00      Consumer lending
               CC Financial Services, Inc.                                Hawaii              100.00      Consumer lending
               CCC Fairways, Inc.                                         Delaware            100.00      Investment company
               Chesapeake Appraisal and Settlement Services Inc.          Maryland            100.00      Appraisal/title
                    Chesapeake Appraisal and Settlement Services
                      Agency of Ohio Inc.                                 Ohio                100.00      Appraisal/Title
               City Loan Financial Services, Inc.                         Ohio                100.00      Direct loan
               Commercial Credit Banking Corporation                      Oregon              100.00      Consumer finance
               Commercial Credit Consumer Services, Inc.                  Minnesota           100.00      Consumer finance
               Commercial Credit Corporation [AL]                         Alabama             100.00      Consumer finance
               Commercial Credit Corporation [CA]                         California          100.00      Consumer finance
               Commercial Credit Corporation [HI]                         Hawaii              100.00      Financial services

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
               Commercial Credit Corporation [IA]                         Iowa                100.00      Consumer finance
                    Commercial Credit of Alabama, Inc.                    Delaware            100.00      Consumer lending
                    Commercial Credit of Mississippi, Inc.                Delaware            100.00      Consumer finance
                Commercial Credit Corporation [KY]                        Kentucky            100.00      Consumer finance
                    Certified Insurance Agency, Inc.                      Kentucky            100.00      Insurance agency
                    Commercial Credit Investment, Inc.                    Kentucky            100.00      Investment company
                    National Life Insurance Agency of Kentucky, Inc.      Kentucky            100.00      Insurance agency
                    Union Casualty Insurance Agency, Inc.                 Kentucky            100.00      Insurance agency
               Commercial Credit Corporation [MD]                         Maryland            100.00      Consumer finance
                    Action Data Services, Inc.                            Missouri            100.00      Data processing
                    Commercial Credit Plan, Incorporated [OK]             Oklahoma            100.00      Consumer finance
               Commercial Credit Corporation [NY]                         New York            100.00      Consumer finance
               Commercial Credit Corporation [SC]                         South Carolina      100.00      Consumer finance
               Commercial Credit Corporation [WV]                         West Virginia       100.00      Consumer finance
               Commercial Credit Corporation NC                           North Carolina      100.00      Consumer finance
               Commercial Credit Europe, Inc.                             Delaware            100.00      Inactive
               Commercial Credit Far East Inc.                            Delaware            100.00      Inactive
               Commercial Credit Insurance Services, Inc.                 Maryland            100.00      Insurance broker
                    Commercial Credit Insurance Agency (P&C) of
                      Mississippi, Inc.                                   Mississippi         100.00      Insurance agency
                    Commercial Credit Insurance Agency of
                      Alabama, Inc.                                       Alabama             100.00      Insurance agency
                    Commercial Credit Insurance Agency of
                      Hawaii, Inc.                                        Hawaii              100.00      Insurance agency
                    Commercial Credit Insurance Agency of
                      Kentucky, Inc.                                      Kentucky            100.00      Insurance agency
                    Commercial Credit Insurance Agency of
                      Massachusetts, Inc.                                 Massachusetts       100.00      Insurance agency
                    Commercial Credit Insurance Agency of
                      Nevada, Inc.                                        Nevada              100.00      Credit LH&A, P-C insurance
                    Commercial Credit Insurance Agency of New
                      Mexico, Inc.                                        New Mexico          100.00      Insurance agency/Broker
                    Commercial Credit Insurance Agency of Ohio, Inc.      Ohio                100.00      Insurance agency/broker
               Commercial Credit International, Inc.                      Delaware            100.00      Holding company
                    Commercial Credit International Banking
                      Corporation                                         Oregon              100.00      International lending
                         Commercial Credit Corporation CCC Limited        Canada              100.00      Second mortgage loans
                         Commercial Credit Services do Brazil Ltda.       Brazil              99.00       Inactive

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
                     Commercial Credit Services Belgium S.A.              Belgium             100.00      Inactive
               Commercial Credit Limited                                  Delaware            100.00      Inactive
               Commercial Credit Loan, Inc. [NY]                          New York            100.00      Consumer finance
               Commercial Credit Loans, Inc. [DE]                         Delaware            100.00      Consumer finance
               Commercial Credit Loans, Inc. [OH]                         Ohio                100.00      Consumer finance
               Commercial Credit Loans, Inc. [VA]                         Virginia            100.00      Consumer finance
               Commercial Credit Management Corporation                   Maryland            100.00      Intercompany services
               Commercial Credit Plan Incorporated [TN]                   Tennessee           100.00      Consumer finance
               Commercial Credit Plan Incorporated [UT]                   Utah                100.00      Consumer finance
               Commercial Credit Plan Incorporated of Georgetown          Delaware            100.00      Consumer finance
               Commercial Credit Plan Industrial Loan Company             Virginia            100.00      Consumer finance
               Commercial Credit Plan, Incorporated [CO]                  Colorado            100.00      Consumer finance
               Commercial Credit Plan, Incorporated [DE]                  Delaware            100.00      Consumer finance
               Commercial Credit Plan, Incorporated [GA]                  Georgia             100.00      Consumer finance
               Commercial Credit Plan, Incorporated [MO]                  Missouri            100.00      Consumer finance
               Commercial Credit Securities, Inc.                         Delaware            100.00      Broker dealer
               DeAlessandro & Associates, Inc.                            Delaware            100.00      Inactive
               Park Tower Holdings, Inc.                                  Delaware            100.00      Holding company
                    CC Retail Services, Inc.                              Delaware            100.00      Leasing, financing
                         Troy Textiles, Inc.                              Delaware            100.00      Inactive
                    Commercial Credit Development Corporation             Delaware            100.00      Direct loan
                         Myers Park Properties, Inc.                      Delaware            100.00      Inactive
                    Travelers Home Mortgage Services of Alabama, Inc.     Delaware            100.00      Inactive
               Penn Re, Inc.                                              North Carolina      100.00      Management company
               Plympton Concrete Products, Inc.                           Delaware            100.00      Inactive
               Resource Deployment, Inc.                                  Texas               100.00      Management company
               The Travelers Bank                                         Delaware            100.00      Banking services
               The Travelers Bank USA                                     Delaware            100.00      Credit card bank
               Travelers Home Equity, Inc.                                North Carolina      100.00      Financial services
                    CC Consumer Services of Alabama, Inc.                 Alabama             100.00      Financial services

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
                    CC Home Lenders Financial, Inc.                       Georgia             100.00      Financial services
                    CC Home Lenders, Inc.                                 Ohio                100.00      Financial services
                    Commercial Credit Corporation [TX]                    Texas               100.00      Consumer finance
                    Commercial Credit Financial of Kentucky, Inc.         Kentucky            100.00      Consumer finance
                    Commercial Credit Financial of West
                      Virginia, Inc.                                      West Virginia       100.00      Consumer finance
                    Commercial Credit Plan Consumer Discount
                      Company                                             Pennsylvania        100.00      Financial services
                    Commercial Credit Services of Kentucky, Inc.          Kentucky            100.00      Financial services.
                    Travelers Home Mortgage Services, Inc.                North Carolina      100.00      Financial services
               Triton Insurance Company                                   Missouri            100.00      P-C insurance
               Verochris Corporation                                      Delaware            100.00      Joint venture company
                    AMC Aircraft Corp.                                    Delaware            100.00      Aviation
               World Service Life Insurance Company                       Colorado            100.00      Life insurance
     Greenwich Street Capital Partners, Inc.                              Delaware            100.00      Investments
     Greenwich Street Investments, Inc.                                   Delaware            100.00      Investments
          Greenwich Street Capital Partners Offshore
            Holdings, Inc.                                                Delaware            100.00      Investments
     Mirasure Insurance Company, Ltd.                                     Bermuda             100.00      Inactive
     Pacific Basin Investments Ltd.                                       Delaware            100.00      Inactive
     Primerica Corporation [WY]                                           Wyoming             100.00      Inactive
     Primerica, Inc.                                                      Delaware            100.00      Name saver
     Smith Barney Corporate Trust Company                                 Delaware            100.00      Trust company
     Smith Barney Holdings Inc.                                           Delaware            100.00      Holding company
          Nextco Inc.                                                     Delaware            100.00      Purchasing
          R-H Capital, Inc.                                               Delaware            100.00      Investments
          R-H Sports Enterprises Inc                                      Georgia             100.00      Sports representation
          SB Cayman Holdings I Inc.                                       Delaware            100.00      Holding company
                    Greenwich (Cayman) I Limited                          Cayman Islands      100.00      Corporate services
                    Greenwich (Cayman) II Limited                         Cayman Islands      100.00      Corporate services
                    Greenwich (Cayman) III Limited                        Cayman Islands      100.00      Corporate services
          SB Cayman Holdings II Inc.                                      Delaware            100.00      Holding company
          SB Cayman Holdings III Inc.                                     Delaware            100.00      Holding company

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
          SB Cayman Holdings IV Inc.                                      Delaware            100.00      Holding company
          Smith Barney (Delaware) Inc.                                    Delaware            100.00      Holding company
               1345 Media Corp.                                           Delaware            100.00      Holding company
               Corporate Realty Advisors, Inc.                            Delaware            100.00      Realty trust adviser
               IPO Holdings Inc.                                          Delaware            100.00      Holding company
                    Institutional Property Owners, Inc. V                 Delaware            100.00      Investments
                    Institutional Property Owners, Inc. VI                Delaware            100.00      General partner
               MLA 50 Corporation                                         Delaware            100.00      Limited partner
               MLA GP Corporation                                         Delaware            100.00      General partner
               Smith Barney Acquisition Corporation                       Delaware            100.00      Offshore fund adviser
               Smith Barney Global Capital Management, Inc.               Delaware            100.00      Investment management
               Smith Barney Realty, Inc.                                  Delaware            100.00      Investments
               Smith Barney Risk Investors, Inc.                          Delaware            100.00      Investments
               Smith Barney Venture Corp.                                 Delaware            100.00      Investments
          Smith Barney (Ireland) Limited                                  Ireland             100.00      Fund management
          Smith Barney Asia Inc.                                          Delaware            100.00      Investment banking
          Smith Barney Asset Management Group (Asia) Pte. Ltd.            Singapore           100.00      Asset management
          Smith Barney Canada Inc.                                        Canada              100.00      Investment dealer
          Smith Barney Capital Services Inc.                              Delaware            100.00      Derivative product
                                                                                                            transactions
          Smith Barney Cayman Islands, Ltd.                               Cayman Islands      100.00      Securities trading
          Smith Barney Commercial Corp.                                   Delaware            100.00      Commercial credit
          Smith Barney Commercial Corporation Asia Limited                Hong Kong           99.00       Commodities trading
          Smith Barney Europe Holdings, Ltd.                              United Kingdom      100.00      Holding corp.
               Smith Barney Europe, Ltd.                                  United Kingdom      100.00      Securities brokerage
          Smith Barney Futures Management Inc.                            Delaware            100.00      Commodities pool operator
               Smith Barney Offshore Fund Ltd.                            Delaware            100.00      Commodity pool
               Smith Barney Overview Fund PLC                             Dublin              100.00      Commodity fund
          Smith Barney Inc.                                               Delaware            100.00      Broker dealer
               SBHU Life Agency, Inc.                                     Delaware            100.00      Insurance brokerage
                    Robinson-Humphrey Insurance Services Inc.             Georgia             100.00      Insurance brokerage

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
                         Robinson-Humphrey Insurance Services of
                           Alabama, Inc.                                  Alabama             100.00      Insurance brokerage
                    SBHU Life Agency of Arizona, Inc.                     Arizona             100.00      Insurance brokerage
                    SBHU Life Agency of Indiana, Inc.                     Indiana             100.00      Insurance brokerage
                    SBHU Life Agency of Utah, Inc.                        Utah                100.00      Insurance brokerage
                    SBHU Life Insurance Agency of Massachusetts, Inc.     Massachusetts       100.00      Insurance brokerage
                    SBS Insurance Agency of Hawaii, Inc.                  Hawaii              100.00      Insurance brokerage
                    SBS Insurance Agency of Idaho, Inc.                   Idaho               100.00      Insurance brokerage
                    SBS Insurance Agency of Maine, Inc.                   Maine               100.00      Insurance brokerage
                    SBS Insurance Agency of Montana, Inc.                 Montana             100.00      Insurance brokerage
                    SBS Insurance Agency of Nevada, Inc.                  Nevada              100.00      Insurance brokerage
                    SBS Insurance Agency of Ohio, Inc.                    Ohio                100.00      Insurance brokerage
                    SBS Insurance Agency of South Dakota, Inc.            South Dakota        100.00      Insurance brokerage
                    SBS Insurance Agency of Wyoming, Inc.                 Wyoming             100.00      Insurance brokerage
                    SBS Insurance Brokerage Agency of Arkansas, Inc.      Arkansas            100.00      Insurance brokerage
                    SBS Insurance Brokers of Kentucky, Inc.               Kentucky            100.00      Insurance brokerage
                    SBS Insurance Brokers of New Hampshire, Inc.          New Hampshire       100.00      Insurance brokerage
                    SBS Insurance Brokers of North Dakota, Inc.           North Dakota        100.00      Insurance brokerage
                    SBS Life Insurance Agency of Puerto Rico, Inc.        Puerto Rico         100.00      Insurance brokerage
                    SLB Insurance Agency of Maryland, Inc.                Maryland            100.00      Insurance brokerage
                    Smith Barney Life Agency Inc.                         Louisiana           100.00      Insurance brokerage
               Smith Barney (Hong Kong) Limited                           Hong Kong           100.00      Broker dealer
               Smith Barney (Netherlands) Inc.                            Delaware            100.00      Broker dealer
               Smith Barney International Incorporated                    Oregon              100.00      Broker dealer
                    Smith Barney (Singapore) Pte Ltd                      Singapore           100.00      Commodities
                    Smith Barney Pacific Holdings, Inc.                   British
                                                                            Virgin Islands    100.00      Holding company
                         Smith Barney (Asia) Limited                      Hong Kong           100.00      Broker dealer
                         Smith Barney (Pacific) Limited                   Hong Kong           100.00      Commodities dealer
                    Smith Barney Securities Pte Ltd                       Singapore           100.00      Securities brokerage
               Smith Barney Puerto Rico Inc.                              Puerto Rico         100.00      Broker dealer
               The Robinson-Humphrey Company, Inc.                        Delaware            100.00      Broker dealer

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
          Smith Barney Mortgage Brokers Inc.                              Delaware            100.00      Mortgage brokerage
          Smith Barney Mortgage Capital Corp.                             Delaware            100.00      Mortgage-backed securities
          Smith Barney Mortgage Capital Group, Inc.                       Delaware            100.00      Mortgage trading
          Smith Barney Mutual Funds Management Inc.                       Delaware            100.00      Investment management
               Smith Barney Asset Management Co., Ltd.                    Japan               100.00      Investment advisor
               Smith Barney Strategy Advisers Inc.                        Delaware            100.00      Investment management
                    E.C. Tactical Management S.A.                         Luxembourg          100.00      Investment management
          Smith Barney Offshore, Inc.                                     Delaware            100.00      Decathlon Fund advisor
               Decathlon Offshore Limited                                 Cayman Islands      100.00      Commodity fund
          Smith Barney S.A.                                               France              100.00      Commodities trading
               Smith Barney Asset Management France S.A.                  France              100.00      Com. based asset
                                                                                                            management
          Smith Barney Securities Investment Consulting Co. Ltd.          Taiwan              99.00       Investrment analysis
          Smith Barney Shearson (Chile) Corredora de Seguro Limitada      Chile               100.00      Insurance brokerage
          Structured Mortgage Securities Corporation                      Delaware            100.00      Mortgage-backed securities
          The Travelers Investment Management Company                     Connecticut         100.00      Investment advisor
     Smith Barney Private Trust Company                                   New York            100.00      Trust company.
     Smith Barney Private Trust Company of Florida                        Florida             100.00      Trust company
     Tinmet Corporation                                                   Delaware            100.00      Inactive
     Travelers Group Diversified Distribution Services, Inc.              Delaware            100.00      Alternative marketing
          Travelers Group Exchange, Inc.                                  Delaware            100.00      Insurance agency
     Travelers Services Inc.                                              Delaware            100.00      Holding company
     Tribeca Management Inc.                                              Delaware            100.00
     TRV Employees Investments, Inc.                                      Delaware            100.00      Investments
     TRV/RCM Corp.                                                        Delaware            100.00      Inactive
     TRV/RCM LP Corp.                                                     Delaware            100.00      Inactive

Item 27.  Number of Contract Owners

As of March 1, 1997, 20,097 contract owners held qualified and non-qualified contracts offered by the Registrant.

Item 28.  Indemnification

Section 33-320a of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-320a provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the Federal securities laws.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

(a)Tower Square Securities, Inc.
One Tower Square
Hartford, Connecticut 06183

Tower Square Securities, Inc. also serves as principal underwriter for the following :

The Travelers Growth and Income Stock Account for Variable Annuities
The Travelers Quality Bond Account for Variable Annuities
The Travelers Money Market Account for Variable Annuities
The Travelers Timed Growth and Income Stock Account for Variable Annuities The Travelers Timed Short-Term Bond Account for Variable Annuities
The Travelers Timed Aggressive Stock Account for Variable Annuities
The Travelers Timed Bond Account for Variable Annuities
The Travelers Fund U for Variable Annuities
The Travelers Fund VA for Variable Annuities
The Travelers Fund BD II for Variable Annuities
The Travelers Fund ABD for Variable Annuities
The Travelers Fund ABD II for Variable Annuities
The Travelers Fund UL for Variable Life Insurance
The Travelers Fund UL II for Variable Life Insurance
The Travelers Variable Life Insurance Separate Account One
The Travelers Variable Life Insurance Separate Account Two
The Travelers Variable Life Insurance Separate Account Three
The Travelers Variable Life Insurance Separate Account Four
The Travelers Separate Account QP for Variable Annuities
The Travelers Separate Account QP II for Variable Annuities

(b)      Name and Principal                               Positions and Offices
         Business Address *                               With Underwriter
         ------------------------------------------       --------------------------------------------------
         Russell H. Johnson                               Chairman of the Board, Chief Executive Officer,
                                                            President and Chief Operating Officer
         William F. Scully, III                           Member, Board of Directors,
                                                          Senior Vice President, Treasurer
                                                            and Chief Financial Officer
         Cynthia P. Macdonald                             Vice President, Chief Compliance Officer
                                                            and Assistant Secretary
         Joanne K. Russo                                  Member, Board of Directors
                                                            Senior Vice President
         Kathleen A. McGah                                General Counsel and Secretary
         Jay S. Benet                                     Member, Board of Directors
         George C. Kokulis                                Member, Board of Directors
         Warren H. May                                    Member, Board of Directors
         Donald R. Munson, Jr.                            Senior Vice President
         Stuart L. Baritz                                 Vice President

         Name and Principal                               Positions and Offices
         Business Address *                               With Underwriter
         --------------------                             -----------------------------------------
         Michael P. Kiley                                 Vice President
         Tracey Kiff-Judson                               Second Vice President
         Robin A. Jones                                   Second Vice President
         Whitney F. Burr                                  Second Vice President
         Marlene M. Ibsen                                 Second Vice President
         John J. Williams, Jr.                            Director and Assistant Compliance Officer
         Susan M. Cursio                                  Director and Operations Manager
         Dennis D. D'Angelo                               Director
         Thomas P. Tooley                                 Director
         Nancy S. Waldrop                                 Assistant Treasurer

*   Principal business address:  One Tower Square, Hartford, Connecticut  06183

(c)  Not Applicable.


Item 30.  Location of Accounts and Records

     (1)     The Travelers Insurance Company
             One Tower Square
             Hartford, Connecticut  06183

Item 31.  Management Services

             Not Applicable.

Item 32.  Undertakings

The undersigned Registrant hereby undertakes:

     (a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

     (b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

     (c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


The Company hereby represents:

     (a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has duly caused this post-effective amendment to this registration statement to be signed on its behalf in the City of Hartford, State of Connecticut, on April 29, 1997.

                  THE TRAVELERS FUND BD FOR VARIABLE ANNUITIES
                                  (Registrant)


                                 THE TRAVELERS INSURANCE COMPANY
                                 (Depositor)

                                 By: *IAN R. STUART
                                     -------------------------------------------
                                     Ian R. Stuart
                                     Senior Vice President, Chief Financial
                                     Officer, Chief Accounting Office and
                                     Controller

As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 29, 1997.

*MICHAEL A. CARPENTER                       Director, Chairman of the Board, President
-------------------------------               and Chief Executive Officer
   (Michael A. Carpenter)

*JAY S. BENET                               Director
-------------------------------
   (Jay S. Benet)

*GEORGE C. KOKULIS                          Director
-------------------------------
   (George C. Kokulis

*ROBERT I. LIPP                             Director
-------------------------------
   (Robert I. Lipp)

*IAN R. STUART                              Director, Senior Vice President, Chief
-------------------------------               Financial Officer, Chief Accounting Officer
   (Ian R. Stuart)                            and Controller

*KATHERINE M. SULLIVAN                      Director, Senior Vice President and
-------------------------------               General Counsel
   (Katherine M. Sullivan)

*MARC P. WEILL                              Director
-------------------------------
   (Marc P. Weill)


*By:  Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit
No.          Description                                                           Method of Filing
--------     -----------                                                           ----------------
       1     Resolution of The Travelers Insurance Company Board of Directors
             authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 23, 1996.)

       3 Form of Distribution and Management Agreement among the Registrant, The Travelers Insurance Company and
             Travelers Equities Sales, Inc. (now known as Tower Square
             Securities, Inc.)  (Incorporated herein by reference to Exhibit
             3 to Post-Effective Amendment No. 2 to the Registration
             Statement on Form N-4, filed April 27, 1995.)

    3(b) Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 3 to the
             Registration Statement on Form N-4 filed April 23, 1996.)

       4 Variable Annuity Contract (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 3 to the
             Registration Statement on Form N-4 filed April 23, 1996.)

       5 Application. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 3 to the Registration
             Statement on Form N-4 filed April 23, 1996.)

    6(a)     Charter of The Travelers Insurance Company, as amended on October
             19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

    6(b)     By-Laws of The Travelers Insurance Company, as amended on October
             20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

       9     Opinion of Counsel as to the legality of securities being             Electronically
             registered by Registrant.

   10(a)     Consent of Coopers & Lybrand L.L.P., Independent                      Electronically
             Accountants.

   10(b)     Consent of KPMG Peat Marwick LLP, Independent                         Electronically
             Certified Public Accountants.

     13      Schedule for computation of each performance                          Electronically
             quotation - Standardized and Non-Standardized.

Exhibit
No.          Description                                                           Method of Filing
--------     -----------                                                           ----------------
15(a)        Powers of Attorney authorizing Ernest J. Wright or                    Electronically
             Kathleen A. McGah as signatory for Michael A.
             Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart
             and Katherine M. Sullivan.

15(b)        Powers of Attorney authorizing Jay S. Fishman or
             Ernest J. Wright as signatory for Robert I. Lipp,
             Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger and Donald T. DeCarlo. (Incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment
             No. 15(b) to the Registration Statement on Form N-4, filed April 27, 1995.)

27           Financial Data Schedules.                                             Electronically